                                                                    Exhibit 10.2
================================================================================

                           ENSERCH EXPLORATION, INC.

                                      and

                             THE BANK OF NEW YORK,

                                  as Trustee

                         PASS THROUGH TRUST AGREEMENT

                         Dated as of November 15, 1996

                                 $178,320,000
                                  -----------
                           Enserch Exploration, Inc.
                            1996 Pass Through Trust
                       7.54% Pass Through Certificates,
                                  Series 1996

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                            Page
                                                                                            ----
ARTICLE I DEFINITIONS                                                                          2

     Section 1.01.  Definitions                                                                2
     Section 1.02.  Compliance Certificates and Opinions                                      15
     Section 1.03.  Form of Documents Delivered to Trustee                                    16
     Section 1.04.  Acts of Holders                                                           17

ARTICLE II ACQUISITION OF SECURED NOTES; ORIGINAL ISSUANCE OF CERTIFICATES                    18

     Section 2.01.  Issuance of Certificates; Acquisition of Secured Notes                    18
     Section 2.02.  Acceptance by Trustee                                                     19
     Section 2.03.  Limitation of Powers                                                      19

ARTICLE III THE CERTIFICATES                                                                  20

     Section 3.01.  Form, Denomination and Execution of Certificates                          20
     Section 3.02.  Authentication of Certificates                                            24
     Section 3.03.  Temporary Certificates                                                    25
     Section 3.04.  Registration of Transfer and Exchange of Certificates                     25
     Section 3.05.  Mutilated, Destroyed, Lost or Stolen Certificates                         26
     Section 3.06.  Persons Deemed Owners                                                     27
     Section 3.07.  Cancellation                                                              27
     Section 3.08.  Limitation of Liability for Payments                                      27
     Section 3.09.  Book-Entry Provisions for Global Certificates                             28
     Section 3.10.  Restrictions on Transfer and Exchange of Certificates                     30
     Section 3.11.  CUSIP Numbers                                                             36

ARTICLE IV DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS                                    36

     Section 4.01.  Certificate Account and Special Payments Account                          36
     Section 4.02.  Distributions from Certificate Account and Special Payments Account       37
     Section 4.03.  Statements to Certificateholders                                          39
     Section 4.04.  Investment of Special Payment Moneys                                      40

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                                                                                                    ----
ARTICLE V  ENSERCH EXPLORATION                                                                        40

     Section 5.01.  Maintenance of Corporate Existence                                                40
     Section 5.02.  Consolidation, Merger or Sale of Assets Permitted                                 41
     Section 5.03.  Annual Statements as to Compliance by Enserch Exploration                         41
     Section 5.04.  Availability of Certain Information Concerning Enserch Exploration                42
     Section 5.05.  Notification of Certain Enserch Exploration Acquisitions of Certificates          42
     Section 5.06.  Representations and Warranties of Enserch Exploration                             42

ARTICLE VI DEFAULT                                                                                    44

     Section 6.01.  Events of Default                                                                 44
     Section 6.02.  Incidents of Sale of Secured Notes                                                45
     Section 6.03.  Judicial Proceedings Instituted by Trustee                                        46
     Section 6.04.  Control by Certificateholders                                                     47
     Section 6.05.  Waiver of Defaults                                                                48
     Section 6.06.  Undertaking to Pay Court Costs                                                    48
     Section 6.07.  Right of Certificateholders to Receive Payments Not to Be Impaired                49
     Section 6.08.  Certificateholders May Not Bring Suit Except Under Certain Conditions             49
     Section 6.09.  Remedies Cumulative                                                               50

ARTICLE VII THE TRUSTEE                                                                               51

     Section 7.01.  Certain Duties and Responsibilities                                               51
     Section 7.02.  Notice of Defaults                                                                52
     Section 7.03.  Certain Rights of Trustee                                                         53
     Section 7.04.  Not Responsible for Recitals or Issuance of Certificates                          54
     Section 7.05.  May Hold Certificates                                                             54
     Section 7.06.  Money Held in Trust                                                               54
     Section 7.07.  Compensation and Reimbursement                                                    54
     Section 7.08.  Corporate Trustee Required; Eligibility                                           56
     Section 7.09.  Resignation and Removal; Appointment of Successor                                 56
     Section 7.10.  Acceptance of Appointment by Successor                                            58
     Section 7.11.  Merger, Conversion, Consolidation or Succession to Business                       59
     Section 7.12.  Maintenance of Agencies                                                           60

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                                                                                                           ----
     Section 7.13.  Money for Certificate Payments to Be Held in Trust                                       61
     Section 7.14.  Registration of Secured Notes in Trustee's Name                                          62
     Section 7.15.  Representations and Warranties of Trustee                                                62
     Section 7.16.  Withholding Taxes; Information Reporting                                                 63
     Section 7.17.  Trustee's Liens                                                                          64
     Section 7.18.  Availability of Certain Information Concerning the Trust                                 64

ARTICLE VIII CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE                                                65

     Section 8.01.  Enserch Exploration to Furnish Trustee with Names and Addresses of
                        Certificateholders                                                                   65
     Section 8.02.  Preservation of Information; Communication to Certificateholders                         65
     Section 8.03.  Reports by Enserch Exploration                                                           67

ARTICLE IX SUPPLEMENTAL TRUST AGREEMENTS                                                                     67

     Section 9.01.  Supplemental Trust Agreement Without Consent of Certificateholders                       67
     Section 9.02.  Supplemental Trust Agreements with Consent of Certificateholders                         68
     Section 9.03.  Documents Affecting Immunity or Indemnity                                                69
     Section 9.04.  Execution of Supplemental Trust Agreements                                               69
     Section 9.05.  Effect of Supplemental Trust Agreements                                                  70
     Section 9.06.  Reference in Certificates to Supplemental Trust Agreements                               70

ARTICLE X AMENDMENTS TO INDENTURES AND NOTE DOCUMENTS                                                        70

     Section 10.01.  Amendments and Supplements to Indenture and Other Note Documents                        70

ARTICLE XI TERMINATION OF TRUST                                                                              71

     Section 11.01.  Termination of the Trust                                                                71


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
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
ARTICLE XII MISCELLANEOUS PROVISIONS                                                                         73

     Section 12.01.  Limitation on Rights of Certificateholders                                              73
     Section 12.02.  Certificates Nonassessable and Fully Paid                                               73
     Section 12.03.  Notices                                                                                 73
     Section 12.04.  Governing Law                                                                           74
     Section 12.05.  Severability of Provisions                                                              74
     Section 12.06.  Effect of Headings and Table of Contents                                                74
     Section 12.07.  Successors and Assigns                                                                  74
     Section 12.08.  Benefits of Trust Agreement                                                             74
     Section 12.09.  Legal Holidays                                                                          75
     Section 12.10.  Counterparts                                                                            75

EXHIBIT A -    Form of Pass Through Certificate

EXHIBIT B -    Form of Regulation S Transfer Restriction Certificate

EXHIBIT C -    Form of DTC Letter of Representations

EXHIBIT D -    Form of Certificate to be Delivered in Connection with Transfers
                 Pursuant to Regulation S

EXHIBIT E -    Form of Transfer Certificate for Restricted Securities

EXHIBIT F -    Form of Accredited Investor Letter

Schedule 1 -   Form of Secured Notes (1996-A) to be Purchased

Schedule 2 -   Form of Secured Notes (1996-B) to be Purchased

          This PASS THROUGH TRUST AGREEMENT, as it may be amended, supplemented or otherwise modified from time to time (the "Trust Agreement"), dated as of
                                              ---------------
November 15, 1996 is made with respect to the formation of the Enserch Exploration 1996 Pass Through Trust, between Enserch Exploration, Inc., a Texas corporation ("Enserch Exploration"), and The Bank of New York, a New York
              -------------------
banking corporation, as Trustee.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Grantor Trustees (as such term and certain other capitalized terms used herein are defined below), acting on behalf of the Owner Participants, will lease the Undivided Interests from Enserch Holdings pursuant to the Head Leases;

          WHEREAS, the Grantor Trustees will issue, on a non-recourse basis, Secured Notes under the Indentures in order to pay Enserch Holdings its consideration under the Head Leases;

          WHEREAS, Enserch Exploration is contemporaneously herewith purchasing all right, title and interest of Enserch Holdings in and to the Head Leases pursuant to the Assignment and Assumption and Security Agreements;

          WHEREAS, the Grantor Trustees will sublease the Undivided Interests to Enserch Exploration pursuant to the Lease Transactions;

          WHEREAS, pursuant to the terms and conditions of this Trust Agreement and the Participation Agreements to be entered into by the Trustee simultaneously with the execution and delivery of this Trust Agreement, the Secured Notes are to be sold to the Trustee by each of the Grantor Trustees, and the Trustee shall purchase the Secured Notes and shall hold the Secured Notes in trust for the benefit of the Certificateholders;

          WHEREAS, the Trustee, upon the execution and delivery of this Trust Agreement, hereby declares the creation of this Trust for the benefit of the Certificateholders, and the initial Certificateholders as the grantors of the Trust and by their respective acceptances of the Certificates join in the creation of this Trust with the Trustee; and

          WHEREAS, to facilitate the sale of the Secured Notes to the Trustee and the purchase of the Secured Notes by the Trustee, Enserch Exploration is undertaking to perform certain administrative and ministerial duties hereunder and is also undertaking to pay the fees and expenses of the Trustee.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of the other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01.  Definitions.  (a)  For all purposes of this Trust
                         -----------
Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms used herein that are defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all references in this Trust Agreement to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Trust Agreement; and

          (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

          (b) For all purposes of this Trust Agreement, the following capitalized terms have the following respective meanings:

          "Act":  when used with respect to any Holder, has the meaning
           ---
     specified in Section 1.04.

          "Affiliate":  of any specified Person, means any other Person which
           ---------
     directly or indirectly controls or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Member":  has the meaning specified in Section 3.09.
           ------------

          "Applicable Procedures":  has the meaning specified in Section 3.10.
           ---------------------

          "Assignment and Assumption and Security Agreements":  means,
           -------------------------------------------------
     collectively, the Assignment and Assumption Agreement, Mortgage and Security Agreement (1996-A) dated as of November 15, 1996 between Enserch Holdings and Enserch Exploration and the Assignment and Assumption Agreement, Mortgage and Security Agreement (1996-B) dated as of November 15, 1996 between Enserch Holdings and Enserch Exploration.

          "Authorized Agent":  means any Paying Agent or Registrar.
           ----------------

          "Business Day":  means any day other than a Saturday, a Sunday, or a
           ------------
     day on which commercial banking institutions are authorized or obligated by law, executive order, or governmental decree to be closed in New York, New York, the city and state in which the Corporate Trust Office of the Indenture Trustee is located or the city and state in which the Corporate Trust Office of the Trustee is located.

          "Cedel":  has the meaning specified in Section 3.01(f).
           -----

          "Certificate":  means any one of the certificates executed and
           -----------
     authenticated by the Trustee, substantially in the form of Exhibit A hereto.

          "Certificate Account (1996-A)":  has the meaning assigned to such term
           ----------------------------
     in Section 4.01(a).

          "Certificate Account (1996-B)":  has the meaning assigned to such term
           ----------------------------
     in Section 4.01(a).

          "Certificate Accounts":  means, collectively, the Certificate Account
           --------------------
     (1996-A) and the Certificate Account (1996-B).

          "Certificateholder or Holder":  means the Person in whose name a
           ---------------------------
     Certificate is registered in the Register.

          "Closing Date":  has the meaning specified in Section 2.4 of the
           ------------
     Participation Agreements.

          "Commission":  means the Securities and Exchange Commission, as from
           ----------
     time to time constituted, created under the Securities Exchange Act of 1934.

          "Consideration":  has the meaning specified in Section 2.01.
           -------------

          "Corporate Trust Office":  with respect to the Trustee, the Grantor
           ----------------------
     Trustees and the Indenture Trustee, means the office of such trustee in the city at which at any particular time its corporate trust business shall be principally administered.

          "Default":  means any event which is, or after notice or lapse of time
           -------
     or both would become, an Event of Default.

          "Depository":  means an organization registered as a "clearing agency"
           ----------
     pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "Direction":  has the meaning specified in Section 1.04(c).
           ---------

          "Distribution Date":  with respect to distributions of Scheduled
           -----------------
     Payments, means each January 2 and July 2, commencing January 2, 1997 until payment of all the Scheduled Payments to be made under the Secured Notes has been made.

          "DTC":  means The Depository Trust Company and any successor
           ---
     Depository.

          "Enserch Exploration":  means Enserch Exploration, Inc., a Texas
           -------------------
     corporation, or its successor in interest pursuant to Section 5.02.

          "Enserch Holdings":  means Enserch Exploration Holdings, Inc., a
           ----------------
     Delaware corporation.

          "Euroclear":  has the meaning specified in Section 3.01.
           ---------

          "Event of Default":  means, collectively, an Indenture Event of
           ----------------
     Default (1996-A) and an Indenture Event of Default (1996-B).

          "Fractional Undivided Interest":  means the fractional undivided
           -----------------------------
     interest in the Trust that is evidenced by a Certificate.

          "Global Certificate":  means the Restricted Global Certificate, any
           ------------------
     Regulation S Global Certificate and any Unrestricted Global Certificate.

          "Grantor Trustee (1996-A)":  means Wilmington Trust Company, not in
           ------------------------
     its individual capacity but solely as Corporate Grantor Trustee and Thomas
     P. Laskaris, not in his individual capacity but solely as Individual Grantor Trustee, collectively, under the Trust Agreement (1996-A) dated as of November 15,

     1996, between Wilmington Trust Company and the Owner Participant (1996-A); and any successor to the Grantor Trustee (1996-A) as such trustee.

          "Grantor Trustee (1996-B)":  means Wilmington Trust Company, not in
           ------------------------
     its individual capacity but solely as Corporate Grantor Trustee and Thomas
     P. Laskaris, not in his individual capacity but solely as Individual Grantor Trustee, collectively, under the Trust Agreement (1996-B) dated as of November 15, 1996, between Wilmington Trust Company and the Owner Participant (1996-B); and any successor to the Grantor Trustee (1996-B) as such trustee.

          "Grantor Trustees":  means, collectively, the Grantor Trustee (1996-A)
           ----------------
     and the Grantor Trustee (1996-B).

          "Head Lease (1996-A)":  means the Head Lease Agreement (1996-A) dated
           -------------------
     as of November 15, 1996, between Enserch Exploration and the Grantor Trustee (1996-A).

          "Head Lease (1996-B)":  means the Head Lease Agreement (1996-B) dated
           -------------------
     as of November 15, 1996, between Enserch Exploration and the Grantor Trustee (1996-B).

          "Head Leases":  means, collectively, the Head Lease (1996-A) and the
           -----------
     Head Lease (1996-B).

          "Holder":  See Certificateholder.
           ------

          "Initial Securities":  means the Certificates originally issued on the
           ------------------
     date hereof and any Certificates issued in exchange or replacement thereof pursuant to the terms of this Trust Agreement.

          "Indenture (1996-A)":  means the Trust Indenture, Mortgage, Assignment
           ------------------
     of Lease and Security Agreement (1996-A) dated as of November 15, 1996, between the Grantor Trustee (1996-A) and the Indenture Trustee (1996-A), as such Indenture may be amended or supplemented in accordance with its terms.

          "Indenture (1996-B)":  means the Trust Indenture, Mortgage, Assignment
           ------------------
     of Lease and Security Agreement (1996-B) dated as of November 15, 1996, between the Grantor Trustee (1996-B) and the Indenture Trustee (1996-B), as such Indenture may be amended or supplemented in accordance with its terms.

          "Indenture Event of Default (1996-A)":  means any Indenture Event of
           -----------------------------------
     Default (1996-A) (as such term is defined in the Indenture (1996-A)).

          "Indenture Event of Default (1996-B)":  means any Indenture Event of
           -----------------------------------
     Default (1996-B) (as such term is defined in the Indenture (1996-B)).

          "Indenture Events of Default":  means, collectively, the Indenture
           ---------------------------
     Events of Default (1996-A) and the Indenture Events of Default (1996-B).

          "Indenture Trustee (1996-A)":  means The Bank of New York, a New York
           --------------------------
     banking corporation, as Corporate Indenture Trustee under the Indenture (1996-A) and Frederick W. Clark, not in his individual capacity except as expressly provided in the Indenture (1996-A) but solely as Individual Indenture Trustee, and any successor to any such Indenture Trustee as such trustee.

          "Indenture Trustee (1996-B)":  means The Bank of New York, a New York
           --------------------------
     banking corporation, as Corporate Indenture Trustee under the Indenture (1996-B) and Frederick W. Clark, not in his individual capacity except as expressly provided in the Indenture (1996-B) but solely as Individual Indenture Trustee, and a successor to such Indenture Trustee as such trustee.

          "Indenture Trustees":  means, collectively, the Indenture Trustee
           ------------------
     (1996-A) and the Indenture Trustee (1996-B).

          "Indentures":  means, collectively, the Indenture (1996-A) and the
           ----------
     Indenture (1996-B).

          "Lease (1996-A)":  means the Production System Lease Agreement dated
           --------------
     as of November 15, 1996, between the Grantor Trustee (1996-A), as the lessor, and Enserch Exploration, as the lessee, as such Lease may be amended or supplemented in accordance with its terms.

          "Lease (1996-B)":  means the Production System Lease Agreement dated
           --------------
     as of November 15, 1996, between the Grantor Trustee (1996-B), as the lessor, and Enserch Exploration, as the lessee, as such Lease may be amended or supplemented in accordance with its terms.

          "Leases":  means, collectively, the Lease (1996-A) and the Lease
           ------
     (1996-B).

          "Lease Transaction":  means the lease-leaseback transaction in respect
           -----------------
     of the Undivided Interests between Enserch Exploration and the Grantor Trustee provided for in the Participation Agreements.

          "Letter of Representations":  means the agreement among Enserch
           -------------------------
     Exploration, the Trustee and DTC substantially in the form attached hereto as Exhibit C.

          "Note Documents":  means, with respect to any Secured Note, such
           --------------
     Secured Note and the Indenture, the Participation Agreement, the Lease and the other Operative Documents (as defined in the Indenture under which such Secured Note was issued).

          "Officer's Certificate":  means a certificate signed (i) in the case
           ---------------------
     of a corporation by the President, any Vice President or the Treasurer, of such corporation, (ii) in the case of a partnership by the Chairman of the Board, the President or any Vice President, the Treasurer or an Assistant Treasurer of a corporate general partner, and (iii) in the case of any Grantor Trustee or any Indenture Trustee, a certificate signed by a Responsible Officer of such Grantor Trustee or Indenture Trustee.

          "Opinion of Counsel":  means an opinion in writing, signed by legal
           ------------------
     counsel, who may be (a) the General Counsel, Assistant General Counsel or other appropriate internal counsel of Enserch Exploration or (b) such other counsel designated by Enserch Exploration, the Grantor Trustee or the Indenture Trustee, whether or not such counsel is an employee of any of them and who shall be reasonably acceptable to the Trustee.

          "Outstanding":  when used with respect to the Certificates, means, as
           -----------
     of the date of determination, all Certificates theretofore authenticated and delivered under this Trust Agreement, except:

                    (i) Certificates theretofore canceled by the Registrar or delivered to the Trustee or the Registrar for cancellation;

                    (ii) Certificates for which money in the full amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Certificates as provided in Section 4.01 pending distribution of such money to the Certificateholders pursuant to the final distribution payment to be made pursuant to Section 11.01 hereof; and

                    (iii) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Trust Agreement.

          "Owner Participant (1996-A)":  means the Owner Participant referred to
           --------------------------
     in the Participation Agreement (1996-A) and any permitted successors and assigns.

          "Owner Participant (1996-B)":  means the Owner Participant referred to
           --------------------------
     in the Participation Agreement (1996-B) and any permitted successors and assigns.

          "Owner Participants":  means, collectively, the Owner Participant
           ------------------
     (1996-A) and the Owner Participant (1996-B).

          "Participation Agreement (1996-A)":  means the Participation Agreement
           --------------------------------
     (1996-A) dated as of November 15, 1996, among Enserch Exploration, the Owner Participant (1996-A), the Grantor Trustee (1996-A), the Indenture Trustee (1996-A) and the Trustee.

          "Participation Agreement (1996-B)":  means the Participation Agreement
           --------------------------------
     (1996-B) dated as of November 15, 1996 among Enserch Exploration, the Owner Participant (1996-B), the Grantor Trustee (1996-B), the Indenture Trustee (1996-B) and the Trustee.

          "Participation Agreements":  means, collectively, the Participation
           ------------------------
     Agreement (1996-A) and the Participation Agreement (1996-B).

          "Paying Agent":  means the paying agent maintained and appointed
           ------------
     pursuant to Section 7.12.

          "Permanent Regulation S Global Certificate":  has the meaning assigned
           -----------------------------------------
     in Section 3.01(f).

          "Permitted Government Investment":  means obligations of the United
           -------------------------------
     States of America for the payment of which the full faith and credit of the United States of America is pledged, maturing in not more than 60 days or such lesser time as is necessary for payment of any Special Payments on a Special Distribution Date.

          "Person":  means any individual, corporation, limited liability
           ------
     company, partnership, association, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          "Physical Certificate":  has the meaning assigned in Section 3.10.
           --------------------

          "Pool Balance":  means, as of any date, the aggregate unpaid and
           ------------
     undistributed principal amount of the Secured Notes on such date plus the amount of the principal payments on the Secured Notes held by the Trustee and not yet distributed. The Pool Balance as of any Distribution Date or Special Distribution Date, if any, shall be computed after giving effect to the payment of principal, if any, on the Secured Notes and distribution thereof to be made on that date.

          "Pool Factor":  means, as of any date, the quotient (rounded to the
           -----------
     seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the aggregate original principal amount of the Certificates. The Pool Factor, as of any Distribution Date or Special Distribution Date, if any, shall be computed after giving effect to the payment of principal, if any, on the Secured Notes and distribution thereof to be made on that date.

          "QIB":  means a "qualified institutional buyer," as defined in Rule
           ---
     144A under the Securities Act.

          "Record Date":  means (i) for Scheduled Payments to be distributed on
           -----------
     any Distribution Date, other than the final distribution, the day (whether or not a Business Day) which is 15 days preceding such Distribution Date, and (ii) for Special Payments to be distributed on any Special Distribution Date, if any, other than the final distribution, the day (whether or not a Business Day) which is 15 days preceding such Special Distribution Date.

          "Register and Registrar":  means the register maintained and the
           ----------------------
     registrar appointed pursuant to Sections 3.04 and 7.12.

          "Regulation S Certificates Exchange Date":  has the meaning provided
           ---------------------------------------
     in Section 3.01.

          "Regulation S Global Certificate":  has the meaning specified in
           -------------------------------
     Section 3.01.

          "Responsible Officer":  When used with respect to the initial Trustee,
           -------------------
     an initial Indenture Trustee or a Grantor Trustee means any officer in the Corporate Trust Office; when used with respect to any successor Trustee, or successor Indenture Trustee, means the chairman or vice-chairman of the board of directors or trustees, the chairman or vice-chairmen of the executive or standing committee of the board of directors or trustees, the president, the chairman of the committee on trust matters, any vice-president, any second vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the comptroller and any assistant comptroller; and, when used with respect to any Trustees and Indenture Trustees, also means any other officer of such Trustee or such Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, when used with respect to the Trustees, Indenture Trustees or Grantor Trustees with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Global Security":  has the meaning specified in Section
           --------------------------
     3.01.

          "Restricted Period":  has the meaning specified in Section 3.01.
           -----------------

          "Restricted Securities":  has the meaning specified in Section 3.10.
           ---------------------

          "Restricted Securities Legend":  has the meaning specified in Section
           ----------------------------
     3.10.

          "Scheduled Payment":  with respect to a Distribution Date, means any
           -----------------
     payment (other than a Special Payment) of principal and interest on a Secured Note, due from the Grantor Trustee that issued such Secured Note, which payment represents the payment of a regularly scheduled installment of principal then due on such Secured Note, or the payment of regularly scheduled interest accrued on such Secured Note.

          "Secured Note (1996-A)":  means any one of the Secured Notes (as
           ---------------------
     defined in the Indenture (1996-A)) described on Schedule 1 attached hereto, including any Secured Note (as so defined) issued under such Indenture in replacement or substitution therefor, held by the Trustee.

          "Secured Note (1996-B)":  means any one of the Secured Notes (as
           ---------------------
     defined in the Indenture (1996-B)) described on Schedule 2 attached hereto, including any Secured Note (as so defined) issued under such Indenture in replacement or substitution therefor, held by the Trustee.

          "Secured Notes":  means, collectively, the Secured Notes (1996-A) and
           -------------
     the Secured Notes (1996-B).

          "Securities Act":  means the Securities Act of 1933, as amended from
           --------------
     time to time.

          "Securities Exchange Act":  means the Securities Exchange Act of 1934,
           -----------------------
     as amended from time to time.

          "Special Distribution Date (1996-A)":  means (i) with respect to the
           ----------------------------------
     prepayment of any Secured Notes (1996-A), the 2nd day of the month on which such prepayment is scheduled to occur pursuant to the terms of the Indenture (1996-A) and (ii) with respect to any Special Payment (1996-A) relating to a Secured Note (1996-A) other than as described in clause (i) of the definition of Special Payment (1996-A), the earliest 2nd day of a month for which it is practicable for the Trustee to give notice pursuant to Section 4.02(c) 20 days prior thereto.

          "Special Distribution Date (1996-B)":  means (i) with respect to the
           ----------------------------------
     prepayment of any Secured Notes (1996-B), the 2nd day of the month on which such prepayment is scheduled to occur pursuant to the terms of the Indenture (1996-B) and (ii) with respect to any Special Payment (1996-B) relating to a Secured Note (1996-B) other than as described in clause (i) of the definition of Special Payment (1996-B), the earliest 2nd day of a month for which it is practicable for the Trustee to give notice pursuant to Section 4.02(c) 20 days prior thereto.

          "Special Distribution Dates":  means, collectively, the Special
           --------------------------
     Distribution Date (1996-A) and the Special Distribution Date (1996-B).

          "Special Payment (1996-A)":  with respect to a Secured Note (1996-A),
           ------------------------
     means (i) any payment of principal, Make-Whole Amount, if any, and interest on such Secured Note resulting from the prepayment of such Secured Note pursuant to Sections 3.02, 3.03, 3.05 or 3.06 of the Indenture (1996-A), (ii) any payment of principal and interest (including any interest accruing upon default) on, or any other amount in respect of, such Secured Note upon an Indenture Event of Default (1996-A) in respect thereof or upon the exercise of remedies under the Indenture (1996-A) relating to such Secured Note, (iii) any Scheduled Payment (1996-A) or any Special Payment (1996-A) referred to in clause (i) of this definition which is not in fact paid within five days of the Distribution Date (1996-A) or Special Distribution Date (1996-A) applicable thereto, or (iv) any proceeds from the sale of any Secured Note (1996-A) by the Trustee pursuant to Article VI hereof; and Special Payments (1996-A) means all of such Special Payments.

          "Special Payment (1996-B)":  with respect to a Secured Note (1996-B),
           ------------------------
     means (i) any payment of principal, Make-Whole Amount, if any, and interest on such Secured Note resulting from the prepayment of such Secured Note pursuant to Sections 3.02, 3.03, 3.05 or 3.06 of the Indenture (1996-B), (ii) any payment of principal and interest (including any interest accruing upon default) on, or any other amount in respect of, such Secured Note upon an Indenture Event of Default (1996-B) in respect thereof or upon the exercise of remedies under the Indenture (1996-B) relating to such Secured Note, (iii) any Scheduled Payment (1996-B) or any Special Payment (1996-B) referred to in clause (i) of this definition which is not in fact paid within five days of the Distribution Date (1996-B) or Special Distribution Date (1996-B) applicable thereto, or (iv) any proceeds from the sale of any Secured Note (1996-B) by the Trustee pursuant to Article VI hereof; and Special Payments (1996-B) means all of such Special Payments.

          "Special Payments":  means, collectively, the Special Payment (1996-A)
           ----------------
     and the Special Payment (1996-B).

          "Special Payments Account (1996-A)":  means the account or accounts
           ---------------------------------
     created and maintained pursuant to Section 4.01(b).

          "Special Payments Account (1996-B)":  means the account or accounts
           ---------------------------------
     created and maintained pursuant to Section 4.01(b).

          "Special Payments Accounts":  means, collectively, the Special
           -------------------------
     Payments Account (1996-A) and the Special Payment Account (1996-B).

          "Specified Investments":  means (i) direct obligations of the United
           ---------------------
     States of America and agencies thereof for which the full faith and credit of the United States is pledged, (ii) obligations fully guaranteed by the United States of America, (iii) certificates of deposit issued by, or bankers' acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $500,000,000 (including the Indenture Trustee or Grantor Trustee if such conditions are met), (iv) commercial paper of companies, banks, trust companies or national banking associations incorporated or doing business under the laws of the United States of America or one of the States thereof and in each case having a rating assigned to such commercial paper by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States of America) equal to the highest rating assigned by such organization, and (v) purchase agreements with any financial institution having a combined capital and surplus of at least $750,000,000 fully collateralized by obligations of the type described in clauses (i) through (iv) above; provided that if all of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal Funds from an entity described in (iii) above; and provided further that no investment shall be eligible as a "Specified Investment" unless the final maturity or date of return of such investment is 91 days or less from the date of purchase thereof.

          "Temporary Regulation S Global Certificate":  has the meaning provided
           -----------------------------------------
     in Section 3.01.

          "Transfer Date":  means the Closing Date as the term is defined in the
           -------------
     Participation Agreement scheduled to occur on December 2, 1996, or if postponed in accordance with the Participation Agreement, the rescheduled Closing Date.

          "Trust":  means the trust created by this Trust Agreement, the estate
           -----
     of which consists of the Trust Property.

          "Trust Indenture Act":  means the Trust Indenture Act of 1939, as
           -------------------
     amended from time to time.

          "Trust Property":  means the Secured Notes held as the property of the
           --------------
     Trust created hereby and all monies at any time paid thereon and all monies due and to become due thereunder, funds from time to time deposited in the Certificate Account and the Special Payments Accounts and any proceeds of any of the foregoing, including without limitation from the sale by the Trustee pursuant to Article VI hereof of any Secured Note.

          "Trustee":  means the institution executing this Trust Agreement as
           -------
     Trustee, or its successor in interest, and any successor trustee appointed as provided herein.

          "Unrestricted Global Certificate":  has the meaning provided in
           -------------------------------
     Section 3.01.

          "Undivided Interests":  means each of the Undivided Interests
           -------------------
     described in the Participation Agreement (1996-A) and the Participation Agreement (1996-B).

          (c) Capitalized terms used but not defined herein shall have the meanings specified in the Participation Agreements.

          Section 1.02.  Compliance Certificates and Opinions.  Upon any
                         ------------------------------------
application or request by Enserch Exploration, any Grantor Trustee or any Indenture Trustee to the Trustee to take any action under any provision of this Trust Agreement, Enserch Exploration, such Grantor Trustee or such Indenture Trustee, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Trust Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Trust Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 1.03.  Form of Documents Delivered to Trustee.  In any case
                         --------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Trust Agreement, they may, but need not, be consolidated and form one instrument.

          Section 1.04.  Acts of Holders.  (a)  Any direction, consent, waiver
                         ---------------
or other action provided by this Trust Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is herein expressly required, to Enserch Exploration or the Indenture Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 7.01) conclusive in favor of the Trustee, Enserch Exploration and the Indenture Trustees, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

          (c) In determining whether the Holders of the requisite Fractional Undivided Interests of Certificates Outstanding have given any direction, consent or waiver (a "Direction"), under this Trust Agreement, Certificates owned by Enserch Exploration, the Grantor Trustees, the Owner Participants or any Affiliate of any such Persons shall be disregarded and deemed not to be Outstanding under this Trust Agreement for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Certificates which the Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates Outstanding, such Certificates shall not be so disregarded as aforesaid, and (ii) if any amount of Certificates so owned by any such Person have been pledged in good faith, such Certificates shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not Enserch Exploration, the Grantor Trustees, the Owner Participants or any Affiliate of any such Persons.

          (d) Any direction, consent, waiver or other action by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Certificate.

          (e) Except as otherwise provided in Section 1.04(c), Certificates owned by or pledged to any Person shall have an equal and proportionate benefit under the provisions of this Trust Agreement, without preference, priority, or distinction as among all of the Certificates.

                                   ARTICLE II

        ACQUISITION OF SECURED NOTES; ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01.  Issuance of Certificates; Acquisition of Secured Notes.
                         ------------------------------------------------------
The Trustee, simultaneously with the execution and delivery of this Trust Agreement, shall also execute and deliver the Participation Agreements, in the form delivered to the Trustee on or prior to the date of the execution and delivery hereof. Upon request of Enserch Exploration and the satisfaction of the closing conditions with respect to the Undivided Interests to be leased on the Transfer Date specified in the Participation Agreements, on the Transfer Date the Trustee shall execute, deliver and authenticate Certificates equaling in the aggregate the total aggregate principal amount of the Secured Notes purchased by the Trustee pursuant to the Participation Agreements on the Transfer Date and evidencing the entire ownership of the Trust; provided, that,
                                                                --------
notwithstanding Section 1.02 hereof, such request need not be accompanied by an Opinion of Counsel. The Trustee shall issue and sell such Certificates on the Transfer Date, in authorized denominations and in such Fractional Undivided Interests, so as to result in the receipt of consideration in an amount equal to the aggregate principal amount of the Secured Notes to be purchased on the Transfer Date (the "Consideration"). The Trustee shall purchase, pursuant to the terms and conditions of the Participation Agreements, the Secured Notes on the Transfer Date at an aggregate purchase price equal to the amount of the Consideration so received. Except as provided in Section 3.05 hereof, the Trustee shall not execute or deliver Certificates in excess of the aggregate amount specified in this paragraph.

          Section 2.02.  Acceptance by Trustee.  The Trustee, upon the execution
                         ---------------------
and delivery of this Trust Agreement, acknowledges its acceptance of all right, title, and interest in and to the Secured Notes acquired pursuant to Section
2.01 hereof and the Participation Agreements and declares that the Trustee holds and will hold such right, title, and interest, together with all other property constituting the Trust Property, for the benefit of all present and future Certificateholders, upon the trusts herein set forth. By its payment for and acceptance of each Certificate issued to it hereunder, each initial Certificateholder as grantor of the Trust thereby joins in the creation and declaration of the Trust.

          Section 2.03.  Limitation of Powers.  The Trust is constituted solely
                         --------------------
for the purpose of making the investment in the Secured Notes, and, except as set forth herein, the Trustee is not authorized or empowered to acquire any other investments or engage in any other activities and, in particular, the Trustee is not authorized or empowered to do anything that would cause the Trust to fail to qualify as a "grantor trust" for federal income tax purposes (including, as subject to this restriction, acquiring the Undivided Interests by bidding the Secured Notes or otherwise, or taking any action with respect to the Undivided Interests once acquired).

                                  ARTICLE III

                                THE CERTIFICATES

          Section 3.01.  Form, Denomination and Execution of Certificates.  (a)
                         ------------------------------------------------
The Certificates shall be in fully registered form without interest coupons substantially in the form of Exhibit A hereto and shall contain such additional provisions, omissions, variations and insertions as are permitted by this Trust Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed or engraved thereon, as may be required to comply with the securities laws of any jurisdiction, the rules of any Depository or any securities exchange on which the Certificates may be listed or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by Enserch Exploration, the Trustee or by the officer executing such Certificates, such determination to be evidenced by the execution of the Certificates. The Certificates also shall be subject to the terms and conditions contained in this Trust Agreement. References herein to the "Certificates" shall be deemed to include the Restricted Global Certificate, the Temporary Regulation S Global Certificate, the Permanent Regulation S Global Certificate, any

Unrestricted Global Certificate and any Physical Certificates (each as defined below) along with any Certificates issued in exchange therefor, unless the context requires otherwise.

          (b) Definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any Depository or any securities exchange on which the Certificates may be listed, all as determined by the officer executing such Certificates, as evidenced by his execution of such Certificates.

          (c) The Certificates shall be initially issued in minimum denominations of $250,000, or integral multiples of $1,000 in excess thereof.
At such time as the transfer restrictions contained in the Certificates and this
Article III, are no longer applicable to a Certificate, the minimum denomination of such Certificate shall be reduced to $1,000, or integral multiples of $1,000 in excess thereof.

          (d) The Certificates shall be executed on behalf of the Trustee by manual or facsimile signature of a Responsible Officer of the Trustee. Certificates bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall be valid and binding obligations of the Trustee, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Trust Agreement, or be valid for any purposes, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A hereto executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          (e) Certificates offered and sold in their initial distribution in reliance upon Rule 144A under the Securities Act shall be represented by a single, permanent global Certificate (the "Restricted Global Certificate") in
                                           -----------------------------
fully registered form, without interest coupons, substantially in the form required by this Article and in Exhibit A, with such Restricted Securities Legend and other legends as are provided for in Exhibit A. The Restricted Global Certificate shall be registered in the name of the Depository or a nominee of the Depository in the United States and shall represent the beneficial interests of Persons purchasing the Certificates in reliance on Rule 144A under the Securities Act. The Restricted Global Certificate shall be deposited on behalf of the purchasers of such Certificate with the Trustee, at its Corporate Trust Office, as custodian for the Depository. So long as the Depository or its nominee is the registered owner of the Restricted Global Certificate, it shall be considered the Holder of the Certificate represented thereby for all purposes hereunder and under such Certificate. Neither Enserch Exploration nor any Paying Agent shall have any responsibility or liability for any aspect of the records relating to or payments made by the Depository on account of beneficial interests in the Restricted Global Certificate. Beneficial interests in the Restricted Global Certificate shall be transferred on the Depository's book-entry settlement system. The aggregate principal amount of the Restricted Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, as the case may be, as herein provided. In the event that an interest in the Restricted Global Certificate shall be transferred in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act (unless the Holder thereof is Enserch Exploration or an "affiliate" of Enserch Exploration within the meaning of Rule 144) or pursuant to another available exemption under the Securities Act and in accordance with the provisions of this Trust Agreement, the Certificate representing such interest after such transfer shall no longer be required to bear the Restricted Securities Legend or be a Restricted Security and shall be and be referred to herein as an "Unrestricted Global Certificate."

          (f) Certificates offered and sold in their initial distribution in reliance on Regulation S under the Securities Act shall be issued initially in the form of a single temporary global Certificate in fully registered form, without coupons, substantially in the form set forth in Exhibit A, with such applicable legends as are provided for in Exhibit A (the "Temporary Regulation S
                                                          ----------------------
Global Certificate").  Such Global Certificate shall be registered in the name
------------------
of the Depository or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for such Depository, duly executed and authenticated by the Trustee as herein provided, for credit initially and during the Restricted Period (hereinafter defined) to the respective accounts of beneficial owners of interests in such Certificate (or to such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") or the depository for Centrale
                                      ---------
de Livraison de Valeurs Mobilieres S.A. ("Cedel").  As used herein, the term
                                          -----
"Restricted Period," with respect to Global Certificates offered and sold in reliance on Regulation S, means the period of 40 consecutive days beginning on and including the later of (i) the day on which the Certificates are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S (according to a notice to Enserch Exploration and the Trustee by the underwriter, if any, of the offering of such Certificates and
(ii) the Transfer Date. Except as otherwise provided herein or agreed by Enserch Exploration, no Regulation S Global Certificate shall be issued except as provided in this paragraph to evidence Certificates offered and sold in their initial distribution in reliance on Regulation S under the Securities Act.  At any time following the last day of the Restricted Period (the "Regulation S Certificates Exchange
                                            ----------------------------------
Date"), upon receipt by the Trustee and Enserch Exploration of a certificate
----
substantially in the form of Exhibit B, a single permanent global Certificate in fully registered form substantially in the form set forth in Exhibit A (the "Permanent Regulation S Global Certificate;" and, together with the Temporary
 -----------------------------------------
Regulation S Global Certificate, the "Regulation S Global Certificate") duly
                                      -------------------------------
executed and authenticated by the Trustee as hereinafter provided shall be deposited on behalf of the beneficial owners thereof with a custodian for the Depository and will be registered in the name of the Depository or a nominee of the Depository located in a jurisdiction approved by Enserch Exploration for credit to the beneficial owners' respective accounts (or to such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or the depository for Cedel or any other participant in the Depository. The Permanent Regulation S Global Certificate and any Certificates issued upon registration of transfer of or exchange for such Permanent Regulation S Global Security shall not be a Restricted Security and shall also be referred to herein as an "Unrestricted Global Certificate". The
                                        -------------------------------
aggregate principal amount of the Regulation S Global Certificate may from time to time be increased and decreased by adjustments made on the records of the Depository or its nominee, as the case may be, as herein provided.

          (g) Beneficial interests in the Regulation S Global Certificate may be (i) held through Euroclear or Cedel as participants in the Depository or (ii) subject to the rules and procedures of Euroclear or Cedel and the Depository, exchanged for, or transferred to a Person who takes delivery in the form of, an interest in the Restricted Global Certificate. Beneficial interests in the Restricted Global Certificate may be, subject to the rules and procedures of the Depository, exchanged for, or transferred to a Person who takes delivery in the form of an interest in an Unrestricted Global Certificate, only upon receipt by the Trustee of a written certification from the transferor substantially in the form of Exhibit E to the effect that such transfer is being made in accordance with Regulation S or Rule 144 under the Securities Act. Any beneficial interest in any Global Certificate that is transferred to a Person who takes delivery in the form of an interest in the other Global Certificate will, upon transfer, cease to be an interest in such Global Certificate and become an interest in the other Global Certificate and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Certificate for as long as it remains such an interest.

          Pass Through Certificates offered and sold in their initial distribution to a limited number of institutions that are accredited investors (which are not qualified institutional buyers, as defined under Rule
144A) within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (and institutions in which all the equity owners are such accredited investors) (together referred to as "Institutional Accredited Investors") in
                                     ----------------------------------
transactions exempt from registration under the Securities Act shall be issued in definitive physical and fully registered form without interest coupons, substantially in the form set forth in this Article and in Exhibit A, with such applicable legends as are provided for in Exhibit A. Such Securities shall be delivered to such Institutional Accredited Investors only upon the execution and delivery to the Company and the underwriter(s), if any, of the offering of such Securities of a purchaser's letter, substantially in the form of Exhibit F hereto. Such Securities may not be exchanged for interests in a Global Security except as provided in Section 3.10.

          Section 3.02.  Authentication of Certificates.  The Trustee on the
                         ------------------------------
Transfer Date will cause to be authenticated and make available for delivery, simultaneously with the sale, assignment, and transfer to the Trustee of the Secured Notes pursuant to Section 2.01 hereof and the Participation Agreement, Certificates duly authenticated by the Trustee, in authorized denominations equaling in the aggregate the aggregate principal amount of the Secured Notes so purchased and evidencing the entire ownership of the Trust.

          Section 3.03.  Temporary Certificates.  (a) Pending the preparation of
                         ----------------------
definitive Certificates, the Trustee may execute, authenticate and deliver temporary Certificates which are printed, lithographed, typewritten, or otherwise produced, in any denomination, of the tenor of the definitive Certificates in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations relating to their temporary nature as the officer executing such temporary Certificates may determine, as evidenced by their execution of such temporary Certificates.

          (b) If temporary Certificates are issued, the Trustee will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office of the Trustee, or at the office or agency of the Trustee maintained in accordance with Section 7.12, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute, authenticate and deliver in exchange therefor definitive Certificates of authorized denominations of a like aggregate Fractional Undivided Interest. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits under this Trust Agreement as definitive Certificates.

          Section 3.04.  Registration of Transfer and Exchange of Certificates.
                         -----------------------------------------------------

          (a) The Trustee shall cause to be kept at the office or agency to be maintained by it in accordance with the provisions of Section 7.12 a register (the "Register") in which, subject to the provisions of this Section 3.04 and the Certificates, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially be the registrar (the "Registrar") for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

          (b) Subject to the other provisions of Article III, upon surrender for registration of transfer of any Certificate at the Corporate Trust Office or such other office or agency, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Fractional Undivided Interest. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          (c) Subject to the other provisions of Article III, when Certificates are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Certificates of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trustee shall execute and authenticate Certificates at the Registrar's request. No service charge shall be made for any registration of transfer or exchange of the Certificates, but Enserch Exploration may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

          (d) All Certificates surrendered for registration of transfer and exchange shall be canceled by the Trustee.

          Section 3.05.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                         -------------------------------------------------
(a) any mutilated Certificate is surrendered to the Registrar, or the Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Registrar and the Trustee such security, indemnity or bond, as may be required by them to save each of them harmless, then, in the absence of notice to the Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Fractional Undivided Interest with the same final Distribution Date. In connection with the issuance of any new Certificate under this Section 3.05, the Trustee shall require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section
3.05 shall constitute conclusive evidence of the appropriate Fractional Undivided Interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 3.06.  Persons Deemed Owners.  Prior to due presentation of a
                         ---------------------
Certificate for registration of transfer, the Trustee, the Registrar, and any Paying Agent shall treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither Enserch Exploration, the Trustee, the Registrar, nor any Paying Agent shall be affected by any notice to the contrary.

          Section 3.07.  Cancellation.  All Certificates surrendered for payment
                         ------------
or transfer or exchange shall, if surrendered to any Person party hereto other than the Registrar, be delivered by such Person to the Registrar for cancellation. The Registrar shall not be required to destroy the Certificates. No Certificates shall be authenticated in lieu of or in exchange for any Certificates canceled as provided in this Section, except as expressly permitted by this Trust Agreement.

          Section 3.08.  Limitation of Liability for Payments.  All payments or
                         ------------------------------------
distributions made to Certificateholders under this Trust Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of Article IV of this Trust Agreement. Each Holder of a Certificate, by its acceptance of such Certificate, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to the Holder thereof as provided in this Trust Agreement.

Nothing in this Trust Agreement shall be construed as an agreement, or otherwise creating an obligation, of Enserch Exploration to pay any of the principal, Make-Whole Amount, if any, and interest due from time to time under the Secured Notes or in respect of the Certificates.

          Section 3.09.  Book-Entry Provisions for Global Certificates. (a) Any
                         ---------------------------------------------
Holder of a Global Certificate shall, by acceptance of such Global Certificate, agree that transfers of beneficial interests in such Global Certificate shall be effected only through a book entry system maintained by the Holder of such Global Certificate (or its agent), and that ownership of a beneficial interest in such Certificate shall be required to be reflected in a book entry.

          (b)  Members of, or participants in, the Depository ("Agent Members")
                                                                -------------
shall have no rights under this Trust Agreement with respect to any Global Certificate held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Certificate and the Depository may be treated by Enserch Exploration, the Trustee and any Paying Agent as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent Enserch Exploration, the Trustee or any Paying Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Certificate.

          (c) Transfers of Global Certificates shall be limited to transfers of such Global Certificates in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in any Global Certificate may be transferred in accordance with the rules and procedures of the Depository and the provisions of this Trust Agreement.

          (d) The Holder of any Global Certificate may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Trust Agreement or the Certificates.

          (e) The Trustee shall enter into the Letter of Representations and fulfill its responsibilities thereunder.

          (f) The beneficial interests represented by any Global Certificate shall be issued as definitive certificated Certificates, without coupons, registered in the names of Holders or their nominees, rather than in global form, registered in the name of the Depository or its nominee, if (i) the Depository notifies the Trustee in writing that it is no longer able or willing to continue as Depository with respect to the Certificates and a qualified successor is not appointed by the Trustee within ninety (90) days after receiving such notice, (ii) the Depository ceases to be a "clearing agency" registered under the Exchange Act and a qualified successor is not appointed by the Trustee within ninety (90) days after the Trustee becomes aware that the Depository is no longer so registered, (iii) Enserch Exploration, at its option, elects to terminate the book-entry system through the Depository or (iv) after the occurrence of an Event of Default, beneficial owners of Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Certificates represented by such Global Certificates advise the Trustee through the Depository in writing that the continuation of a book-entry system through the Depository with respect to the Certificates is no longer in such owners' best interests. Upon the occurrence of any of the events in clauses (i) through (iii) above, the Trustee shall, by forwarding notice to the Depository, be deemed to have notified all Persons who hold a beneficial interest in such Global Certificate through an Agent Member of the availability of definitive Certificates.

          (g) In connection with any transfer of a portion of the beneficial interests in any Global Certificate to beneficial owners pursuant to paragraph
(f) of this Section, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Certificate in an amount equal to the principal amount of the beneficial interest in the Global Certificate to be transferred, and Enserch Exploration shall execute, and the Trustee shall authenticate and deliver one or more Physical Certificates of like tenor and amount. In connection with the transfer of an entire Global Certificate to beneficial owners pursuant to paragraph (f) of this Section, such Global Certificates shall be deemed to be surrendered to the Trustee for cancellation, and the Trustee shall execute, authenticate and deliver to each beneficial owner identified by the Depository in exchange for its beneficial interest in such Global Certificate, as the case may be, an equal aggregate principal amount of Physical Certificates of authorized denominations. Any Physical Certificate delivered in exchange for an interest in a Global Certificate pursuant to this Section shall, except as otherwise provided in this Trust Agreement bear the Restricted Securities Legend.

          Section 3.10.  Restrictions on Transfer and Exchange of Certificates.
                         ---------------------------- ------------------------
(a) Except as otherwise provided herein, all Certificates to be issued hereunder shall be restricted securities ("Restricted Securities") within the
                                           ---------------------
meaning of Rule 144 under the Securities Act and shall bear and be subject to the restrictions on transfer provided in the Restricted Securities Legend (the "Restricted Securities Legend") set forth on the Form of Certificates in Exhibit
 ----------------------------
A. In addition, in the event that a Restricted Security is sold outside the United States in compliance with Rule 904 under the Securities Act, any

Certificate issued upon registration of transfer of such Restricted Security shall continue to bear the Restricted Securities Legend set forth on the face of the Restricted Security, until such time as the transfer restrictions applicable to such Restricted Security shall cease and terminate as described below. The Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

          (b) Whenever any Restricted Security other than a Physical Certificate held by an Institutional Accredited Investor is presented or surrendered for registration of transfer or exchange for a Certificate registered in a name other than that of the Holder, such Restricted Security must be accompanied by a certificate in substantially the form set forth in Exhibit E hereto, dated the date of such surrender and signed by such Holder, as to compliance with such restrictions on transfer, upon which the Registrar and Trustee may rely as to its accuracy with respect to such Holder.

          (c) Notwithstanding any other provision of this Section 3.10, a properly completed certificate shall not be required in connection with any transfer of any Restricted Security through the facilities of the Depository or any other United States securities clearance and settlement organization, provided that such transfer does not require a change in the name (other than to another nominee of the Depository or such other securities clearance and settlement organization) in which such Restricted Security is then registered.

          (d) The restrictions imposed by this Section upon the transferability of any particular Restricted Security shall cease and terminate when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 under the Securities Act (or any successor provision thereto) or pursuant to any other available exemption from registration under the Act, unless the Holder thereof is Enserch Exploration or an affiliate of Enserch Exploration within the meaning of Rule 144 (or such successor provision). Any Restricted Security as to which such restrictions on transfer shall have terminated may, upon surrender of such Restricted Security for exchange to the Registrar or Trustee in accordance with the provisions of this Section (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer pursuant to Rule 144 (or any successor provision) or pursuant to any other available exemption from registration under the Act, by an Opinion of Counsel reasonably acceptable to Enserch Exploration, addressed to Enserch Exploration and the Trustee and in form acceptable to Enserch Exploration, to the effect that the transfer of such Registered Security has been made in compliance with Rule 144 (or such successor provision) or pursuant to any other available exemption from registration under the Act), be exchanged for a new Certificate, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend. Enserch Exploration shall promptly inform the Registrar and the Trustee in writing of the effective date of any registration statement registering the Certificates under the Securities Act. The Registrar and the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned Opinion of Counsel or registration statement.

               (e) If the holder of a beneficial interest in a Restricted Global Certificate wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Certificate, such transfer may be effected, subject to the rules and procedures of the Depository for such Global Certificate, Euroclear and Cedel, in each case to the extent applicable (the "Applicable
                                                                      ----------
     Procedures"), only in accordance with the provisions of this Section.  Upon
     ----------
     receipt by the Trustee, as Registrar, at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Certificate in a principal amount equal to that of the beneficial interest in the Restricted Global Certificate to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Cedel account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (3) appropriately completed certificates in substantially the form set forth in or contemplated by Exhibit D and Exhibit E given by the holder of such beneficial interest, the Trustee, as Registrar, shall instruct the Depository for such Certificates to reduce the principal amount of the Restricted Global Certificate, and to increase the principal amount of the Regulation S Global Certificate, by the principal amount of the beneficial interest in the Restricted Global Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Cedel or both, as the case may be) a beneficial interest in the Regulation S Global Certificate having a principal amount equal to the amount by which the principal amount of the Restricted Global Certificate was reduced upon such transfer.

                    (f) In the case of a proposed transfer of interests in the Temporary Regulation S Global Certificate, the Trustee shall register the transfer of any such Certificate (x) if the proposed transferee is a Non-U.S.

          Person within the meaning of Regulation S and the proposed transferor has delivered to the Trustee and Enserch Exploration certificates substantially in the form of Exhibit D and Exhibit E hereto or (y) if the proposed transferee is a QIB and the proposed transferor has delivered to the Trustee and Enserch Exploration a certificate substantially in the form of Exhibit E hereto to the effect that the sale has been made in compliance with the provisions of Rule 144A.

                    If the proposed transferee is an Agent Member, upon receipt by the Trustee of the documents referred to in clause (y) above and instructions given in accordance with the Depository's and the Trustee's procedures, the Trustee shall reflect on its books and records the date and an increase in the principal amount of the Restricted Global Certificate in an amount equal to the principal amount of the Temporary Regulation S Global Certificate to be transferred, and the Trustee shall decrease the like amount of the Temporary Regulation S Global Certificate.

               (g) In the case of a transfer of a Certificate to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the Registrar shall register the transfer of any Certificate whether or not such Certificate bears the Restricted Securities Legend, if
     (x) the requested transfer is at least three years after the later of the original issue date of the Restricted Certificates and the last date on which such Certificate was held by Enserch Exploration or an affiliate of Enserch Exploration or (y) the proposed transferee has delivered (i) to the Registrar a certificate substantially in the form of Exhibit F hereto and
     (ii) if requested by Enserch Exploration after consultation with the Trustee, an Opinion of Counsel reasonably acceptable to Enserch Exploration, addressed to Enserch Exploration and the Trustee in form and substance satisfactory to Enserch Exploration to the effect that such transfer has been made in compliance with an applicable exemption from the registration requirements of the Securities Act. The Registrar shall not be required to accept for registration of transfer or exchange any Restricted Security not so accompanied by a properly completed certificate and, if requested by Enserch Exploration, an Opinion of Counsel.

               If the proposed transferor is an Agent Member holding a beneficial interest in the Restricted Global Certificate, upon receipt by the Registrar of (x) the documents, if any, required by the preceding paragraph and (y) instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Restricted Global Certificate in an amount equal to the principal amount of the beneficial interest in the Restricted Global Certificate to be transferred, and the Trustee shall execute, authenticate and deliver, one or more Restricted Physical Certificates of like tenor and amount.

               (h) If the holder of a Physical Certificate that is a Restricted Security wishes at any time to transfer such Certificate to a person who wishes to take delivery thereof in the form of a beneficial interest in a Global Certificate, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section. Upon receipt by the Trustee, as Registrar, at the Corporate Trust Office of (1) the Restricted Security to be transferred, (2) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Global Certificate, in a principal amount equal to the principal amount of the Restricted Security to be so transferred, (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, the Euroclear or Cedel account for which such Agent Member's account is held or, if such account is held for Euroclear or Cedel, the Euroclear or Cedel account, as the case may be) to be credited with such beneficial interest and (4) an appropriately completed certificate in substantially the form set forth in Exhibit E, the Trustee, as Registrar, shall cancel the Restricted Security, and shall authenticate and deliver, a new Physical Certificate for the principal amount of the Restricted Security not so transferred, registered in the name of the Holder transferring such Restricted Security, and shall instruct the Depository for such Certificates to increase the principal amount of such Global Certificate, by the remaining principal amount of the Restricted Security so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which, in the case of any increase of the principal amount of an Unrestricted Global Certificate as the result of a transfer pursuant to Regulation S, shall be the Agent Member for Euroclear or Cedel or both, as the case may be) a corresponding principal amount of the applicable Global Certificate. The transfer of a Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security other than a Restricted Global Certificate may be effected only in accordance with Regulation S or Rule 144 under the Securities Act.

               (i) In the case of a transfer of interests in the Permanent Regulation S Global Certificate to U.S. Persons within the meaning of Regulation S, the Trustee shall give notice to Enserch Exploration of such proposed transfer, and thereupon register the transfer of any such Certificate without requiring any additional certification except to the extent that at the time of such transfer applicable law shall require otherwise.

               (j) By its acceptance of any Certificate bearing the Restricted Securities Legend, each Holder of such a Certificate acknowledges the restrictions on transfer of such Certificate set forth in this Trust Agreement and in the Restricted Securities Legend and agrees that it will transfer such Certificate only as provided in this Trust Agreement. The Registrar shall not register a transfer of any Certificate unless such transfer complies with the restrictions on transfer of such Certificate set forth in this Trust Agreement. In connection with any transfer of Certificates, each Holder agrees by its acceptance of the Certificates to furnish the Trustee and Enserch Exploration such certifications, legal opinions or other information as required by this Agreement to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may rely on a determination made by Enserch Exploration with respect to) the sufficiency of any such certifications, legal opinions or other information.

               The Trustee shall retain copies of all letters, notices and other written communications received pursuant to this Article III. Enserch Exploration shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

               (k) As used in this Article III, the term "transfer", for the purposes of determining compliance with the Securities Act, encompasses any sale, transfer or other disposition of any Certificates referred to herein except for , transfers from any Holder to an Affiliate of such Holder; provided, however, that such transferring Holder shall deliver a letter to
     --------  -------
     the Trustee stating that the transferee is an Affiliate of such Holder.
     The Trustee shall be entitled to rely on and be fully protected in its reliance on such letter.

               Section 3.11.  CUSIP Numbers.  The Trustee in issuing the
                              -------------
     Certificates may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or

     CINS numbers, as the case may be, in notices of exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Certificates or as contained in any notice of exchange and that reliance may be placed only on the other identification numbers printed on the Certificates.

                                   ARTICLE IV

                DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS

               Section 4.01.  Certificate Account and Special Payments Account.
                              ------------------------------------------------
     (a) The Trustee shall establish and maintain on behalf of the Certificateholders the Certificate Accounts with the Trustee as one or more non-interest-bearing accounts. The Trustee shall hold the Certificate Accounts in trust for the benefit of the Certificateholders, and shall make or permit withdrawals therefrom only as provided in this Trust Agreement. On each day when a Scheduled Payment is made under the Indenture (1996-A) to the Trustee, as holder of the Secured Notes issued under such Indenture, the Trustee upon receipt shall immediately deposit the aggregate amount of such Scheduled Payment in the Certificate Account (1996-A) (the

     "Certificate Account (1996-A)").  On each day when a Scheduled Payment is
     -----------------------------
     made under the Indenture (1996-B) to the Trustee, as holder of the Secured Notes issued under such Indenture, the Trustee upon receipt shall immediately deposit the aggregate amount of such Scheduled Payment(1996-B) in the Certificate Account (1996-B) (the "Certificate Account (1996-B)").
                                               ----------------------------

               (b) The Trustee shall establish and maintain on behalf of the Certificateholders the Special Payments Accounts as one or more accounts, which shall be non-interest bearing except as provided in Section 4.04.
     The Trustee shall hold the Special Payments Accounts in trust for the benefit of the Certificateholders, and shall make or permit withdrawals therefrom only as provided in this Trust Agreement. On each day when a Special Payment (1996-A) (other than a Special Payment (1996-A) that represents the proceeds of any sale pursuant to Article VI hereof of a Secured Note (1996-A)) is made under the Indenture (1996-A) to the Trustee, as holder of the Secured Notes (1996-A) issued under such Indenture, the Trustee upon receipt shall immediately deposit the aggregate amount of such Special Payments (1996-A) in the Special Payments Account (1996-A). Upon the sale of any Secured Note (1996-A) by the Trustee pursuant to Article VI hereof and the realization of any proceeds thereof, the Trustee shall deposit the aggregate amount of such proceeds as a

     Special Payment (1996-A) in the Special Payments Account (1996-A). On each day when a Special Payment (1996-B) (other than a Special Payment (1996-B) that represents the proceeds of any sale pursuant to Article VI hereof of a Secured Note (1996-B)) is made under the Indenture (1996-B) to the Trustee, as holder of the Secured Notes (1996-B) issued under such Indenture, the Trustee upon receipt shall immediately deposit the aggregate amount of such Special Payment (1996-B) in the Special Payments Account (1996-B). Upon the sale of any Secured Note (1996-B) by the Trustee pursuant to Article VI hereof and the realization of any proceeds thereof, the Trustee shall deposit the aggregate amount of such proceeds as a Special Payment (1996-B) in the Special Payments Account (1996-B).

               (c) The Trustee shall present to each Indenture Trustee each Secured Note issued under the Indenture to which such Indenture Trustee is a party on the date of its stated final maturity, or in the case of any Secured Note which is to be prepaid in whole pursuant to such Indenture, on the applicable prepayment date under such Indenture.

               Section 4.02.  Distributions from Certificate Account and Special
                              --------------------------------------------------
     Payments Account.  (a)  On each Distribution Date or as soon thereafter as
     ----------------
     the Trustee has confirmed receipt of the payment of the Scheduled Payments due on the Secured Notes on such date, the Trustee shall distribute out of all Certificate Accounts the entire amount deposited therein pursuant to
     Section 4.01(a). There shall be so distributed to each Certificateholder of record on the Record Date with respect to such Distribution Date (other than as provided in Section 11.01 concerning the final distribution) by (i) check mailed to such Certificateholder at the address appearing in the Register or (ii) upon application to the Trustee, by wire transfer in immediately available funds to an account maintained by the Certificateholder with a bank, such Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest held by such Certificateholder) of the aggregate amount in the Certificate Accounts.

               (b) On each Special Distribution Date with respect to any Special Payment or as soon thereafter as the Trustee has confirmed receipt of the Special Payments due on the Secured Notes or realized upon the sale of any Secured Note, the Trustee shall distribute out of the Special Payments Account related to such Secured Notes the entire amount of such Special Payment deposited therein pursuant to Section 4.01(b). There shall be so distributed to each Certificateholder of record on the Record Date with respect to such Special Distribution Date (other than as provided in Section 11.01 concerning the final distribution) by

     (i) check mailed to such Certificateholder at the address appearing in the Register or (ii) upon application to the Trustee, by wire transfer in immediately available funds to an account maintained by the Certificateholder with a bank, such Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest held by such Certificateholder) of the aggregate amount in the Special Payments Account on account of such Special Payment.

                 (c) The Trustee shall at the expense of Enserch Exploration cause notice of each Special Payment to be mailed to each Holder of a Certificate at his address as it appears in the Register. In the event of prepayment of Secured Notes, such notice shall be mailed not less than 20 days prior to the date any such Special Payment is scheduled to be distributed. In the case of any other Special Payments, such notice shall be mailed as soon as practicable after the Trustee has confirmed that it has received funds for such Special Payment. Notices mailed by the Trustee shall set forth:

            (i) the Special Distribution Date and the Record Date therefor (except as otherwise provided in Section 11.01);

            (ii) the amount of the Special Payment for each $1,000 face amount Certificate and the amount thereof constituting principal, premium, if any, and interest;

            (iii)     the reason for the Special Payment; and

            (iv) if the Special Distribution Date is the same date as a Distribution Date, the total amount to be received on such date for each $1,000 face amount Certificate.

          If the amount of Make-Whole Amount payable upon the prepayment of an Secured Note has not been calculated at the time that the Trustee mails notice of a Special Payment, it shall be sufficient if the notice sets forth the other amounts to be distributed and states that any Make-Whole Amount received will also be distributed.

          If any redemption of the Secured Notes held in the Trust is canceled, the Trustee, as soon as possible after learning thereof, shall cause notice thereof to be mailed to each Certificateholder at its address as it appears on the Register.

          Section 4.03.  Statements to Certificateholders.  (a)  On each
                         --------------------------------
Distribution Date and Special Distribution Date, if any, the Trustee will include with each distribution to Certificateholders a statement, giving effect to such distribution to be made on such

Distribution Date or Special Distribution Date, as the case may be, setting forth the following information (per a $1,000 face amount Certificate as to (i) and (ii) below):

            (i) the amount of such distribution allocable to principal and the amount allocable to premium, if any;

            (ii)   the amount of such distribution allocable to interest; and

            (iii)  the Pool Balance and the Pool Factor.

          (b) Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was a Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i) and (a)(ii) with respect to the Trust for such calendar year or, in the event such Person was a Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Trustee and which a Certificateholder shall reasonably request as necessary for the purpose of such Certificateholder's preparation of its Federal income tax returns. Such report and such other items shall be prepared on the basis of information supplied to the Trustee by the Agent Members and shall be delivered by the Trustee to such Agent Members to be available for forwarding by such Agent Members to beneficial owners of Certificates.

Section 4.04.  Investment of Special Payment Moneys.  Any money received by the
               ------------------------------------
Trustee pursuant to Section 4.01(b) representing a Special Payment which is not to be promptly distributed shall, to the extent practicable, be invested in Permitted Government Investments by the Trustee pending distribution of such Special Payment pursuant to Section 4.02. Any investment made pursuant to this
Section 4.04 shall be in such Permitted Government Investments having maturities not later than the date that such moneys are required to be used to make the payment required under Section 4.02 on the applicable Special Distribution Date and the Trustee shall hold any such Permitted Government Investments until maturity. The Trustee shall have no liability with respect to any investment made pursuant to this Section 4.04, other than by reason of its willful misconduct or negligence. All income and earnings from such investments shall be distributed on such Special Distribution Date as part of such Special Payment (and so identified in the statement prepared pursuant to Section 4.03(a)).

                                   ARTICLE V

                              ENSERCH EXPLORATION

          Section 5.01.  Maintenance of Corporate Existence.  Enserch
                         ----------------------------------
Exploration, at its own cost and expense, will do or cause to be done all thing necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as otherwise specifically permitted in Section 5.02; provided, however, that Enserch Exploration shall not be required to
      --------  -------
preserve any right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not prejudicial in any material respect to the Certificateholders.

          Section 5.02.  Consolidation, Merger or Sale of Assets Permitted.  (a)
                         -------------------------------------------------
Except as may occur in connection with the Enserch Transactions (as defined in the Participation Agreements) so long as any of the Secured Notes remain outstanding, Enserch Exploration shall not merge or consolidate with or into any other corporation under circumstances where Enserch Exploration is not the surviving corporation or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its assets as an entirety to any Person unless the conditions set forth in Section 10.4 of the Participation Agreements shall have been satisfied.

          (b) In case of any such merger, consolidation, sale, conveyance or other disposition and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for Enserch Exploration hereunder with the same effect as if it had been named herein as the party of the first part and Enserch Exploration shall be fully released from any and all further obligations or liabilities hereunder from the time of such replacement.

          (c) The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Officers' Certificate of Enserch Exploration and an Opinion of Counsel to Enserch Exploration as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption complies with the provisions of this Section 5.02.

          Section 5.03.  Annual Statements as to Compliance by Enserch
                         ---------------------------------------------
Exploration.  Enserch Exploration covenants and agrees to deliver to the Trustee
-----------
on or before a date not more than 120 days after the end of each fiscal year ending after the date hereof, an Officers' Certificate of Enserch Exploration stating as to the officer signing such certificate, whether or not to the best of such officer's knowledge, Enserch Exploration, has kept, observed, performed and fulfilled each and every covenant of it in this Agreement contained and is in default in the performance and observance of any of the terms, provisions and conditions hereof, and, if Enserch Exploration shall be in such default, specifying all such defaults and the nature thereof, of which such officer may have knowledge.

          Section 5.04.  Availability of Certain Information Concerning Enserch
                         ------------------------------------------------------
Exploration.  So long as any of the Certificates are "restricted securities"
-----------
within the meaning of Rule 144(a)(3) under the Securities Act, Enserch Exploration, will, if it shall no longer be subject to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, furnish to any Certificateholder upon request, copies of the information required to be delivered to Certificateholders or prospective purchasers of Certificates from Certificateholders in order to enable such Certificateholders to comply with Rule 144A under the Securities Act.

          Section 5.05.  Notification of Certain Enserch Exploration
                         -------------------------------------------
Acquisitions of Certificates.  During the period of three years after the
----------------------------
Closing Date, Enserch Exploration will not, and it will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to acquire any beneficial interest in any Certificate unless they notify the Trustee of such acquisition. The Trustee and all Certificateholders shall be entitled to rely without further investigation on any such notification (or the lack thereof).

          Section 5.06.  Representations and Warranties of Enserch Exploration.
                         -----------------------------------------------------
Enserch Exploration hereby represents and warrants that:

            (i) Enserch Exploration is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas;

            (ii) The execution, delivery, and performance of this Trust Agreement and the Participation Agreements has been duly authorized by all necessary corporation action on the part of Enserch Exploration;

            (iii) The execution and delivery by Enserch Exploration of this Trust Agreement and the Participation Agreements will not (a) violate any provision of any United States or Texas law or regulation governing the operations of Enserch Exploration or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to Enserch Exploration or any of its assets, the violation of which would materially adversely affect the Trust Property or its ability to perform under this Trust Agreement or the Participation Agreements, (b) violate any provision of its charter documents or by-laws, or (c) contravene any provision of, or constitute a default under, or result in the creation or imposition of any lien (other than Permitted Liens) on any properties included in the Trust Property pursuant to the provisions of any mortgage, indenture, contract or other agreement or instrument to which it is a party, which violation, default or lien could reasonably be expected to have a material adverse effect on Enserch Exploration's ability to perform its duties hereunder or thereunder;

            (iv) the execution, delivery and performance by Enserch Exploration of this Trust Agreement and the Participation Agreements will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any United States or State governmental authority or agency regulating the operations of Enserch Exploration; and

            (v) this Trust Agreement and the Participation Agreements have been duly executed and delivered by Enserch Exploration and assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitute the legal, valid, and binding obligations of Enserch Exploration, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by the application of general principles of equity.

                                  ARTICLE VI

                                    DEFAULT

          Section 6.01.  Events of Default.  If any Indenture Event of Default
                         -----------------
(1996-A) under Indenture (1996-A) shall occur and be continuing, then, and in each and every case, so long as such Indenture Event of Default (1996-A) shall be continuing, the Trustee may vote all of the Secured Notes (1996-A) held in the Trust, and upon the direction of the holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust, the Trustee shall vote a corresponding majority of such Secured Notes (1996-A), in favor of directing the Indenture Trustee (1996-A) to declare the unpaid principal amount of the Secured Notes (1996-A) then outstanding and accrued interest thereon to be due and payable under, and in accordance with the provisions of, Indenture (1996-A). In addition, if an Indenture Event of Default (1996-A) shall have occurred and be continuing, the Trustee may in accordance with Indenture (1996-A) vote the Secured Notes (1996-A) held in the Trust to direct the Indenture Trustee (1996-A) regarding the exercise of remedies provided in Article IV of Indenture (1996-A).

          If any Indenture Event of Default (1996-B) under Indenture (1996-B) shall occur and be continuing, then, and in each and every case, so long as such Indenture Event of Default (1996-B) shall be continuing, the Trustee may vote all of the Secured Notes (1996-B) held in the Trust, and upon the direction of the holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust, the Trustee shall vote a corresponding majority of such Secured Notes (1996-B), in favor of directing the Indenture Trustee (1996-B) to declare the unpaid principal amount of the Secured Notes (1996-B) then outstanding and accrued interest thereon to be due and payable under, and in accordance with the provisions of, Indenture (1996-B). In addition, if an Indenture Event of Default (1996-B) shall have occurred and be continuing, the Trustee may in accordance with Indenture (1996-
B) vote the Secured Notes (1996-B) held in the Trust to direct the Indenture Trustee (1996-B) regarding the exercise of remedies provided in Article IV of Indenture (1996-B).

          In addition, after any Event of Default shall have occurred and be continuing, the Trustee may in its discretion, and upon the direction of the Certificateholders evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust shall, by such officer or agent as it may appoint, subject to complying with the terms of the Indenture under which such Event of Default has occurred and the Secured Notes related to such Indenture, sell, convey, transfer and deliver such Secured Note or Secured Notes, without recourse to or warranty by the Trustee or any Certificateholder, to any Person. In any such case, the Trustee shall sell, assign, contract to sell or otherwise dispose of and deliver such Secured Note or Secured Notes in one or more parcels at public or private sale or sales, at any location or locations at the option of the Trustee, all upon such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem advisable, for cash. If the Trustee so decides or is required to sell or otherwise dispose of any Secured Note pursuant to this Section, the Trustee shall take such of the actions described above as it may reasonably deem most effectual to complete the sale or other disposition of such Secured Note, so as to provide for the payment in full of all amounts due on the Certificates. The Trustee shall give notice to Enserch Exploration promptly after any such sale. Notwithstanding the foregoing, any action taken by the Trustee under this Section shall not, in the reasonable judgment of the Trustee, be adverse to the best interests of the Certificateholders.

          Section 6.02.  Incidents of Sale of Secured Notes.  Upon any sale of
                         ----------------------------------
all or any part of the Secured Notes made either under the power of sale given under this Trust Agreement or otherwise for the enforcement of this Trust Agreement, the following shall be applicable:

          (1)  Certificateholders and Trustee May Purchase Secured Notes.  Any
               ---------------------------------------------------------
     Certificateholder, the Trustee in its individual or any other capacity or any other Person may bid for and purchase any of such Secured Notes, and upon compliance with the terms of sale, may hold, retain, possess and dispose of such Secured Notes in their or its or his own absolute right without further accountability.

          (2)  Receipt of Trustee Shall Discharge Purchaser.  The receipt of the
               --------------------------------------------
     Trustee or of the officer making such sale shall be a sufficient discharge to any purchaser for his purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or his personal representative or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

          (3)  Application of Moneys Received upon Sale.  Any moneys collected
               ----------------------------------------
     by the Trustee upon any sale made either under the power of sale given by this Trust Agreement or otherwise for the enforcement of this Trust Agreement, shall be applied as provided in Section 4.02.

          Section 6.03.  Judicial Proceedings Instituted by Trustee.
                         ------------------------------------------

          (a)  Trustee May Bring Suit.  If there shall be a failure to make
               ----------------------
payment of the principal of, premium, if any, or interest on any Secured Note, or if there shall be any failure to pay Rent (as defined in the applicable Lease) under such Lease when due and payable, then the Trustee, in its own name, and as trustee of an express trust, as holder of such Secured Notes or collateral assignee of such Lease, shall be, to the extent permitted by and in accordance with the terms of the Note Documents applicable to such Secured Note or Lease, entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Secured Notes or under such Lease any may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

          (b)  Trustee May File Proofs of Claim; Appointment of Trustee as
               -----------------------------------------------------------
Attorney-in-Fact in Judicial Proceedings.  The Trustee in its own name, or as
----------------------------------------
trustee of an express trust, or as attorney-in-fact for the Certificateholders, or in any one or more of such capacities (irrespective of whether distributions on the Certificates shall then be due and payable, or the payment of the principal on the Secured Notes shall then be due and payable, as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand to the Indenture Trustee for the payment of overdue principal, premium (if any) or interest on the Secured Notes), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Certificateholders allowed in any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to any of Enserch Exploration or the Grantor Trustees or the Owner Participants, their respective creditors or property. Any receiver, assignee, trustee, liquidator, sequestrator (or similar official) in any such judicial proceeding is hereby authorized by each Certificateholder to make payments in respect of such claim to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. Nothing contained in this Trust Agreement shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Certificateholder.

          Section 6.04.  Control by Certificateholders.  The Certificateholders
                         -----------------------------
evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Trust Agreement, including any right of the Trustee as holder of the Secured Notes, provided that:

          (1) such direction shall not be in conflict with any rule of law or with this Trust Agreement and would not involve the Trustee in personal liability or expense,

          (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Certificateholders not taking part in such direction,

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (4) if any Indenture Event of Default shall have occurred and be continuing, such direction shall not obligate the Trustee to vote more than a corresponding majority of the related Secured Notes held by the Trust in favor of directing any action by the Indenture Trustee with respect to such Indenture Event of Default.

          Section 6.05.  Waiver of Defaults.  The Certificateholders evidencing
                         ------------------
Fractional Undivided Interests aggregating not less than a majority in interest in the Trust may on behalf of the Certificateholders of all the Certificates waive any Default or Event of Default hereunder and its consequences or may instruct the Trustee in writing to waive any Default pursuant to Section 5.08 under any Indenture and its consequences, except a Default:

          (1)  in the deposit of any Scheduled Payment or Special Payment under
     Section 4.01 or in the distribution of any payment under Section 4.02 on the Certificates, or

          (2) in the payment of the principal of, Make Whole Amount (as defined in such Indenture), if any, or interest on any Secured Notes, or

          (3) in respect of a covenant or provision hereof which under Article IX hereof cannot be modified or amended without the consent of the Certificateholder of each Outstanding Certificate affected.

Upon any such waiver, such Default shall cease to exist with respect to this Trust Agreement, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement and any direction given by the Trustee on behalf of such Holders to the Indenture Trustee under the related Indenture shall be annulled with respect thereto; but no such waiver shall extend to any subsequent or other Default or Event of Default under the related Indenture or impair any right consequent thereon. Upon any such waiver, the Trustee shall vote the Secured Notes issued under the related Indenture to waive the corresponding Indenture Default or Indenture Event of Default.

          Section 6.06.  Undertaking to Pay Court Costs.  All parties to this
                         ------------------------------
Trust Agreement, and each Certificateholder by his acceptance of a Certificate, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Trust Agreement, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply
          --------  -------
to (a) any suit, action or proceeding instituted by any Certificateholder or group of Certificateholders evidencing Fractional Undivided Interests aggregating more than 10% of the Trust, (b) any suit, action or proceeding instituted by any Certificateholder for the enforcement of the distribution of payments pursuant to Section 4.02 hereof on or after the respective due dates expressed herein or (c) any suit, action or proceeding instituted by the Trustee.

          Section 6.07.  Right of Certificateholders to Receive Payments Not to
                         ------------------------------------------------------
Be Impaired.  Anything in this Trust Agreement to the contrary notwithstanding,
-----------
including without limitation Section 6.08 hereof, the right of any Certificateholder to receive distributions of payments required pursuant to
Section 4.02 hereof on the Certificates when due, or to institute suit for the enforcement of any such payment on or after the applicable Distribution Date or Special Distribution Date, shall not be impaired or affected without the consent of such Certificateholder.

          Section 6.08.  Certificateholders May Not Bring Suit Except Under
                         --------------------------------------------------
Certain Conditions.  A Certificateholder shall not have the right to institute
------------------
any suit, action or proceeding at law or in equity or otherwise with respect to this Trust Agreement, for the appointment of a receiver or for the enforcement of any other remedy under this Trust Agreement, unless:

          (1) such Certificateholder previously shall have given written notice to the Trustee of a continuing Event of Default with respect to the related Secured Notes;

          (2) the Certificateholders evidencing Fractional Undivided Interests aggregating not less than a majority in interest of the Trust shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee reasonable security or indemnity as provided in Section 7.03(e);

          (3) the Trustee shall have refused or neglected to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of reasonable security or indemnity; and

          (4) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificateholders evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust.

It is understood and intended that no one or more of the Certificateholders shall have any right in any manner whatever hereunder or under the Certificates to (i) surrender, impair, waive, affect, disturb or prejudice any property in the Trust Property or the lien of any Indenture on any property subject thereto, or the rights of the

Certificateholders or the holders of the Secured Notes, (ii) obtain or seek to obtain priority over or preference to any other such Holder or (iii) enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all the Certificateholders subject to the provisions of this Trust Agreement.

          Section 6.09.  Remedies Cumulative.  Every remedy given hereunder to
                         -------------------
the Trustee or to any of the Certificateholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise.

                                  ARTICLE VII

                                  THE TRUSTEE

          Section 7.01.  Certain Duties and Responsibilities.
                         -----------------------------------

          (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties as are specifically set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Trust Agreement shall be construed to relieve the Trustee of liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Trust Agreement; and

          (4) no provision of this Trust Agreement shall require the Trustee to expend or risk its own funds in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

          (d) whether or not herein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 7.02.  Notice of Defaults.  As promptly as practicable after,
                         ------------------
and in any event within 90 days after, the occurrence of any Default hereunder, the Trustee shall transmit by mail to Enserch Exploration, the related Grantor Trustee and the related Indenture Trustee in accordance with Section 12.03 and to all Certificateholders, as their names and addresses appear in the Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a
                           --------  -------
Default in the payment of the principal of, premium, if any, or interest on any Secured Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Certificateholders.

          Section 7.03.  Certain Rights of Trustee.  Except as otherwise
                         -------------------------
provided in Section 7.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of Enserch Exploration mentioned herein shall be sufficiently evidenced by a request;

          (c) whenever in the administration of this Trust Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of Enserch Exploration, the related Grantor Trustee or the related Indenture Trustee;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Certificateholders pursuant to this Trust Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 7.04.  Not Responsible for Recitals or Issuance of
                         -------------------------------------------
Certificates.  The recitals contained herein and in the Certificates, except the
------------
Trustee's certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. Other than pursuant to Section 7.15, the Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, the Note Documents, the Indentures, the Secured Notes or the Certificates, except that the Trustee hereby represents and warrants that this Trust Agreement has been, and each Certificate will be, executed and delivered by one of its officers who is duly authorized to execute and deliver such document an its behalf.

          Section 7.05.  May Hold Certificates.  The Trustee, any Paying Agent,
                         ---------------------
Registrar or any other agent, in their respective individual or any other capacity, may become the owner or pledgee of Certificates and may otherwise deal with Enserch Exploration, the Grantor Trustees or the Indenture Trustees with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

          Section 7.06.  Money Held in Trust.  Money held by the Trustee or the
                         -------------------
Paying Agent in trust hereunder need not be segregated from other funds except to the extent required herein or by law and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such moneys except as provided for herein.

          Section 7.07.  Compensation and Reimbursement.  Enserch Exploration
                         ------------------------------
hereby agrees:

          (1) to pay, or cause to be paid, to the Trustee from time to time the compensation set forth in the schedule agreed to by the Trustee and Enserch Exploration for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse, or cause to be reimbursed, the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances, including taxes (other than taxes measured by the gross receipts or income of the Trustee), incurred or made by the Trustee in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith or as may be incurred due to the Trustee's breach of its representations and warranties set forth in Section 7.04 or 7.15;

          (3) to indemnify, or cause to be indemnified, the Trustee in accordance with Section 12.1 of the Participation Agreement; the Trustee shall notify Enserch Exploration promptly of any claim for which it may seek indemnity; and

          (4) to indemnify, or cause to be indemnified, the Trustee, solely in its individual capacity, for, and to hold it harmless against, any tax (other than for or with respect to any tax referred to in the next paragraph, provided that no indemnification shall be available with respect to any tax attributable to the Trustee's compensation for serving as such) incurred without negligence, willful misconduct or bad faith, on its part, arising out of or in connection with the acceptance or administration of this Trust, including any costs and expenses incurred in contesting the imposition of any such tax. The Trustee, in its individual capacity, shall notify Enserch Exploration promptly of any tax for which it may seek indemnity. Enserch Exploration shall defend against the imposition of such tax and the Trustee, in its individual capacity, shall cooperate in the defense. The Trustee, in its individual capacity, may have separate counsel with the consent of Enserch Exploration, and Enserch Exploration will pay the reasonable fees and expenses of such counsel. Enserch Exploration need not pay for any taxes paid, in settlement or otherwise, without its consent.

In addition, the Trustee shall be entitled to reimbursement from, and shall have a lien prior to the Certificates upon, all property and funds held or collected by the Trustee in its capacity as Trustee for any tax incurred without negligence, bad faith or willful misconduct, on its part, arising out of or in connection with the acceptance or administration of this Trust (other than any tax attributable to the Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.
If the Trustee reimburses itself for any such tax it will within 30 days mail a brief report setting forth the circumstances thereof to all Certificateholders as their names and addresses appear in the Register.

          Section 7.08.  Corporate Trustee Required; Eligibility.  There shall
                         ---------------------------------------
at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 7.09.  Resignation and Removal; Appointment of Successor.  (a)
                         -------------------------------------------------
No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10.

          (b) The Trustee may resign at any time by giving written notice thereof to Enserch Exploration, the Authorized Agents, the Grantor Trustee and the Indenture Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to Enserch Exploration, the Grantor Trustees and the Indenture Trustees within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust delivered to the Trustee and to Enserch Exploration, the Grantor Trustees and the Indenture Trustees.

          (d)  If at any time:

          (1) the Trustee shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by Enserch Exploration, or by any such Certificateholder; or

          (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, (i) Enserch Exploration may remove the Trustee or (ii) subject to Section 6.06, any Certificateholder who has been a bona fide Holder of a Certificate for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to Enserch Exploration, the Grantor Trustees and the Indenture Trustees within 30 days after giving such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (e) If a Responsible Officer of the Trustee shall obtain actual knowledge of an Avoidable Tax (as hereinafter defined) which has been or is likely to be asserted, the Trustee shall promptly notify Enserch Exploration and the Grantor Trustees thereof and shall, within 3O days of such notification, resign hereunder unless within such 3O-day period the Trustee shall have received notice that Enserch Exploration or the Grantor Trustees has agreed to pay such tax. Enserch Exploration shall promptly appoint a successor Trustee in a jurisdiction where there are no Avoidable Taxes. As used herein an Avoidable Tax means a state or local tax: (i) upon (w) the Trust, (x) the Trust Property,
(y) Holders of the Certificates or (z) the Trustee for which the Trustee is entitled to seek reimbursement from the Trust Property, and (ii) which would be avoided if the Trustee were located in another state, or jurisdiction within a state, within the United States. A tax shall not be an Avoidable Tax if Enserch Exploration or the Grantor Trustees shall agree to pay, and shall pay, such tax.

          (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, Enserch Exploration shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust delivered to Enserch Exploration, the Grantor Trustees, the Indenture Trustees and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed as provided above. If no successor Trustee shall have been so appointed as provided above and accepted appointment in the manner hereinafter provided, any Certificateholder who has been a bona fide Holder of a Certificate for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (g) The successor Trustee shall give notice of the resignation and removal of the Trustee and appointment of the successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Certificates as their names and addresses appear in the Register. Each notice shall include the name of such successor Trustee and the address of its Corporate Trust Office.

          Section 7.10.  Acceptance of Appointment by Successor.  Every
                         --------------------------------------
successor Trustee appointed hereunder shall execute, acknowledge and deliver to Enserch Exploration and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of Enserch Exploration or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07. Upon request of any such successor Trustee, Enserch Exploration, the retiring Trustee and such successor Trustee shall execute and deliver any and all instruments containing such provisions as shall be necessary or desirable to transfer and confirm to, and for more fully and certainly vesting in, such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 7.11.  Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
Business.  Any corporation into which the Trustee may be merged or converted or
--------
with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Certificates so authenticated with the same effect as if such successor Trustee had itself authenticated such Certificates.

          Section 7.12.  Maintenance of Agencies.  (a)  There shall at all times
                         -----------------------
be maintained an office or agency where Certificates may be presented or surrendered for registration of transfer or for exchange, and for payment thereof and where notices and demands to or upon the Trustee in respect of the Certificates or of this Trust Agreement may be served. Such office or agency shall be initially at The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286. Written notice of the location of each such other office or agency and of any change of location thereof shall be given by the Trustee to Enserch Exploration, the Grantor Trustees, the Indenture Trustees and the Certificateholders. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

          (b) There shall at all times be a Registrar and a Paying Agent hereunder. Each such Authorized Agent shall be a bank or trust company, shall be a corporation organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $100,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or state authorities. The Trustee shall initially be the Paying Agent and, as provided in Section 3.04, Registrar hereunder. Each Registrar shall furnish to the Trustee, at stated intervals of not more than six months, and at such other times as the Trustee may request in writing, a copy of the Register.

          (c) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to substantially all of the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

          (d) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee, Enserch Exploration, the Grantor Trustees and the Indenture Trustees. Enserch Exploration may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), Enserch Exploration shall promptly appoint one or more qualified successor Authorized Agents, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section. Enserch Exploration shall give written notice of any such appointment made by it to the Trustee, the Grantor Trustees and the Indenture Trustees; and in each case the Trustee shall mail notice of such appointment to all Holders as their names and addressee appear on the Register.

          (e) Enserch Exploration agrees to pay, or cause to be paid, from time to time to each Authorized Agent the compensation as set forth in the schedule agreed to by each Authorized Agent and Enserch

Exploration for its services and to reimburse it for its reasonable expenses.

          Section 7.13.  Money for Certificate Payments to Be Held in Trust.
                         --------------------------------------------------
All moneys deposited with any Paying Agent for the purpose of any payment on Certificates shall be deposited and held in trust for the benefit of the Holders of the Certificates entitled to such payment, subject to the provisions of this Section. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Holders of the Certificates with respect to which such money was deposited.

          The Trustee will cause each Paying Agent other than the Trustee to execute and deliver to it an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for payments on Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by any obligor upon the Certificates in the making of any such payment; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Trust Agreement or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Section 7.14.  Registration of Secured Notes in Trustee's Name.  The
                         -----------------------------------------------
Trustee agrees that all Secured Notes and Permitted Government Investments, if any, shall be issued in the name of the Trustee or its nominee and held by the Trustee, or, if not so held, the Trustee or its nominee shall be reflected as the owner of such Secured Notes or Permitted Government Investments, as the case may be, in the register of the issuer of such Secured Notes or Permitted Government Investments under the applicable provisions of the Uniform Commercial

Code in effect where the Trustee holds such Secured Notes or Permitted Government Investments, or other applicable law then in effect.

          Section 7.15.  Representations and Warranties of Trustee.  The Trustee
                         -----------------------------------------
hereby represents and warrants that:

            (i) the Trustee is a banking corporation duly organized, validly existing, and in good standing under the laws of the State of New York;

            (ii) the Trustee has full power, authority and legal right to execute, deliver, and perform this Trust Agreement and the Participation Agreement and has taken all necessary action to authorize the execution, delivery, and performance by it of this Trust Agreement and the Participation Agreement;

            (iii) the execution, delivery and performance by the Trustee of this Trust Agreement and the Participation Agreement (a) will not violate any provision of any United States or New York law or regulation governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets, (b) will not violate any provision of the articles of association or by-laws of the Trustee, or (c) will not violate any provision of, or constitute, with or without notice or lapse of time or both, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an adverse effect on the Trustee's performance or ability to perform its duties hereunder or thereunder or on the transactions contemplated herein or therein;

            (iv) the execution, delivery and performance by the Trustee of this Trust Agreement and the Participation Agreement will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any United States or State governmental authority or agency regulating the banking and corporate trust activities of the Trustee; and

            (v) this Trust Agreement and the Participation Agreement have been duly executed and delivered by the Trustee and constitute the legal, valid, and binding agreements of the Trustee, enforceable in accordance with their respective terms, provided that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

          Section 7.16.  Withholding Taxes; Information Reporting.  The Trustee,
                         ----------------------------------------
as trustee of a grantor trust, shall exclude and withhold from each distribution of principal, premium, if any, and interest and other amounts due hereunder or under the Certificates any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Certificates, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the holders of the Certificates, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each Holder of a Certificate appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Holder may reasonably request from time to time. The Trustee agrees to file any other information reports as it may be required to file under United States law.

          Section 7.17.  Trustee's Liens.  The Trustee, in its individual
                         ---------------
capacity, agrees that it will at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any mortgage, pledge, lien, charge, encumbrance, security interest or claim ("Trustee's
                                                                ---------
Liens") on or with respect to the Trust Property which is either (i)
-----
attributable to the Trustee in its individual capacity and which is unrelated to the transactions contemplated by this Trust Agreement, the Participation Agreement or the Note Documents, or (ii) which is attributable to the Trustee as trustee hereunder or in its individual capacity and which arise out of acts or omissions which are prohibited by this Trust Agreement.

          Section 7.18.  Availability of Certain Information Concerning the
                         --------------------------------------------------
Trust.  The Trustee shall furnish to any Certificateholder upon request, copies
-----
of the information with respect to the Trust required to be delivered to Certificateholders or prospective purchasers of Certificates from Certificateholders in order to enable such Certificateholders to comply with Rule 144A under the Securities Act.

                                  ARTICLE VIII

                CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE

          Section 8.01.  Enserch Exploration to Furnish Trustee with Names and
                         -----------------------------------------------------
Addresses of Certificateholders.  Enserch Exploration will
-------------------------------
furnish to the Trustee within 15 days after each Record Date with respect to a Scheduled Payment, and at such other times as the Trustee may request in writing, within 30 days after receipt by Enserch Exploration of any such request, a list, in such form as the Trustee may reasonably require, of all information in the possession or control of Enserch Exploration as to the names and addresses of the Holders of Certificates, in each case as of a date not more than 15 days prior to the time such list is furnished; provided, however, that
                                                       --------  -------
so long as the Trustee is the sole Registrar, no such list need be furnished; and provided further, however, that no such list need be furnished for so long as a copy of the Register is being furnished to the Trustee pursuant to Section 7.12(b).

          Section 8.02.  Preservation of Information; Communication to
                         ---------------------------------------------
Certificateholders.  (a)  The Trustee shall preserve, in as current a form as is
------------------
reasonably practicable, the names and addresses of Holders of Certificates contained in the most recent list furnished to the Trustee as provided in
Section 7.12(b) or Section 8.01, as the case may be, and the names and addresses of Holders of Certificates received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 7.12(b) or Section 8.01, as the case may be, upon receipt of a new list so furnished.

          (b) If three or more Holders of Certificates (such Holders hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Certificate for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Certificates with respect to their rights under this Trust Agreement or under the Certificates and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 Business Days after the receipt of such application, at its election, either:

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 8.02(a), or

            (ii) inform such applicants as to the approximate number of Holders of Certificates whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 8.02(a), and as to the approximate cost of mailing to such Certificateholders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Certificateholder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 8.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Certificates or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the applicants shall obtain a court order, after notice to the Trustee and opportunity for hearing, so directing the Trustee, the Trustee shall mail copies of such material to all such Certificateholders with reasonable promptness after the entry of such order and the renewal of the applicants' tender.

          (c) Every Holder of Certificates, by receiving and holding the same, agrees with Enserch Exploration and the Trustee that none of Enserch Exploration or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Certificates in accordance with Section 8.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 8.02(b).

          Section 8.03.  Reports by Enserch Exploration.  Enserch Exploration
                         ------------------------------
will:

          (1) file with the Trustee the information required by Section 10.2 of the Participation Agreement; and

          (2) transmit by mail to all Certificateholders, as their names and addresses appear in the Register, within 3O days after the filing thereof with the Trustee, such summaries of any information documents and reports required to be filed by Enserch Exploration pursuant to paragraph (1) of this Section as may hereafter be required by rules and regulations prescribed from time to time by the Commission.

                                   ARTICLE IX

                         SUPPLEMENTAL TRUST AGREEMENTS

          Section 9.01.  Supplemental Trust Agreement Without Consent of
                         -----------------------------------------------
Certificateholders.  Without the consent of the Holder of any
------------------

Certificates, Enserch Exploration may, and the Trustee (subject to Section 9.03) shall, at any time and from time to time enter into one or more agreements supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to Enserch Exploration, and the assumption by any such successor of the covenants of Enserch Exploration, as applicable, herein contained; or

          (2) to add to the covenants of Enserch Exploration, for the benefit of the Holders of the Certificates, or to surrender any right or power herein conferred upon Enserch Exploration; or

          (3) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Trust Agreement; provided that any such action shall not adversely affect the interests of the Holders of the Certificates; or

          (4) to modify, eliminate or add to the provisions of this Trust Agreement to such extent as shall be necessary to qualify this Trust Agreement (including any supplemental agreement) under the Trust Indenture Act, or under any similar Federal statute hereafter enacted, and to add to this Trust Agreement such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in
     Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted.

          Section 9.02.  Supplemental Trust Agreements with Consent of
                         ---------------------------------------------
Certificateholders.  With the consent of the Holders of Certificates evidencing
------------------
Fractional Undivided Interests aggregating not less than a majority in interest in the Trust, by Act of said Holders delivered to Enserch Exploration and the Trustee, Enserch Exploration may (with the consent of the Grantor Trustees, such consent not to be unreasonably withheld), and the Trustee (subject to Section 9.03) shall, enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of modifying in any manner the rights and obligations of the Holders of the Certificates under this Trust Agreement; provided, however, that no such supplemental agreement shall, without
           --------  -------
the consent of the Holder of each Outstanding Certificate affected thereby:

          (1) reduce in any manner the amount of, or delay the timing of, any receipt by the Trustee of payments on the Secured Notes or distributions that are required to be made herein on any Certificate, or change any date of payment on any Certificate, or change the place of payment where, or the coin or currency in which, any Certificate is payable, or impair the right to institute suit for the enforcement of any such payment or distribution on or after the Distribution Date or Special Distribution Date applicable thereto; or

          (2) permit the disposition of any Secured Note in the Trust Property except as permitted by this Trust Agreement, or otherwise deprive any Certificateholder of the benefit of the ownership of the Secured Notes in the Trust; or

          (3) reduce the percentage of the aggregate Fractional Undivided Interests of the Trust which is required for any such supplemental agreement, or reduce such percentage required for any waiver (of compliance with certain provisions of this Trust Agreement or certain defaults hereunder and their consequences) provided for in this Trust Agreement; or

          (4) modify any of the provisions of this Section or Section 6.05, except to increase any such percentage or to provide that certain other provisions of this Trust Agreement cannot be modified or waived without the consent of the Holder of each Certificate affected thereby.

It shall not be necessary for any Act of Certificateholders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 9.03.  Documents Affecting Immunity or Indemnity.  If in the
                         -----------------------------------------
opinion of the Trustee any document required to be executed by it pursuant to the terms of Section 9.01 or 9.02 affects any interest, right, duty, immunity or indemnity in favor of the Trustee under this Trust Agreement, the Trustee may in its discretion decline to execute such document.

          Section 9.04.  Execution of Supplemental Trust Agreements.  In
                         ------------------------------------------
executing, or accepting the additional trusts created by, any supplemental agreement permitted by this Article or the modifications thereby of the trusts created by this Trust Agreement, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Trust Agreement.

          Section 9.05.  Effect of Supplemental Trust Agreements.  Upon the
                         ---------------------------------------
execution of any supplemental agreement under this Article, this Trust Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Trust Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 9.06.  Reference in Certificates to Supplemental Trust
                         -----------------------------------------------
Agreements.  Certificates authenticated and delivered after the execution of any
----------
supplemental agreement pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental agreement; and, in such case, suitable notation may be made upon Outstanding Certificates after proper presentation and demand.

                                   ARTICLE X

                  AMENDMENTS TO INDENTURES AND NOTE DOCUMENTS

          Section 10.01.  Amendments and Supplements to Indenture and Other Note
                          ------------------------------------------------------
Documents.  In the event that the Trustee, as holder of any Secured Note in
---------
trust for the benefit of the Certificateholders, receives a request for a consent to any amendment, modification, waiver or supplement under any Indenture or other Note Document or any Participation Agreement, which requires the consent of the Certificateholders, the Trustee shall forthwith send a notice of such proposed amendment, modification, waiver or supplement, to each Certificateholder registered on the Register as of such date. The Trustee shall request from the Certificateholders Directions as to (i) whether or not to direct the Indenture Trustee related to such Secured Note to take or refrain from taking any action which a holder of such Secured Note has the option to direct, (ii) whether or not to give or execute any waivers, consents, amendments, modifications or supplements as a holder of such Secured Note and
(iii) how to vote such Secured Note if a vote has been called for with respect thereto. Provided such a request for Certificateholder Direction shall have been made, in directing any action or casting any vote or giving any consent as the holder of any Secured Note, the Trustee shall vote or consent with respect to such Secured Note in the same proportion as the Certificates were actually voted by Acts of Holders delivered to the Trustee prior to two Business Days before the Trustee directs such action or casts such vote or gives such consent. Notwithstanding the foregoing, but subject to Section 6.04, in the case that an Event of Default hereunder shall have occurred and be continuing, the Trustee may, but shall not be

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

obligated to, consent and notify the Indenture Trustee under the Indenture to which such Event of Default pertains of such consent to any amendment, modification, waiver or supplement under such Indenture or other Note Document. Notwithstanding anything else set forth in this Trust Agreement, until the Lease Termination Date, the Trustee shall not, without the express written consent of the respective Owner Participant, vote or consent to (i) any amendment or modification to Section 10.8 of the Participation Agreements, (ii) any other amendment or modification to the Participation Agreements or any other Operative Document, the effect of which would be to amend, modify or override Section 10.8 of the Participation Agreements or (iii) amend, modify or override this sentence.

                                  ARTICLE XI

                             TERMINATION OF TRUST

          Section 11.01.  Termination of the Trust.  The respective obligations
                          ------------------------
and responsibilities of Enserch Exploration and the Trustee created hereby and the Trust created hereby shall terminate upon the distribution to all Certificateholders of all amounts required to be distributed to them pursuant to this Trust Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the trust created
                --------  -------
hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of William Jefferson Clinton, President of the United States, living on the date of this Trust Agreement.

          Notice of any termination, specifying the Distribution Date (or Special Distribution Date, as the case may be) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be mailed promptly by the Trustee to Certificateholders not earlier than the 60th day and not later than the 20th day next preceding such final distribution specifying (A) the Distribution Date (or Special Distribution Date, as the case may be) upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein specified, (B) the amount of any such final payment, and (C) that the Record Date otherwise applicable to such Distribution Date (or Special Distribution Date, as the case may be) is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date or

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

Special Distribution Date, as the case may be, pursuant to Section 4.02.

          In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. In the event that any money held by the Trustee for the payment of distributions on the Certificates shall remain unclaimed for two years (or such lesser time as the Trustee shall be satisfied, after sixty days' notice from Enserch Exploration, is one month prior to the escheat period provided under applicable law) after the final distribution date with respect thereto, the Trustee shall pay to Indenture Trustees the appropriate amount of money relating to such Indenture Trustee and shall give written notice thereof to the Grantor Trustees, Enserch Exploration.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

          Section 12.01.  Limitation on Rights of Certificateholders.  The death
                          ------------------------------------------
or incapacity of any Certificateholder shall not operate to terminate this Trust Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations, and liabilities of the parties hereto or any of them.

          Section 12.02.  Certificates Nonassessable and Fully Paid.
                          -----------------------------------------
Certificateholders shall not be personally liable for obligations of the Trust, the Fractional Undivided Interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and Certificates upon authentication thereof by the Trustee pursuant to Section 3.02 are and shall be deemed fully paid. No Certificateholder shall have any right (except as expressly provided herein) to vote or in any manner otherwise control the operation and management of the Trust Property, the Trust established hereunder, or the obligations of the parties hereto, nor shall anything set forth herein, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association.

          Section 12.03.  Notices.  All demands, notices, and communications
                          -------
hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to

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

have been duly given upon receipt, in the case of Enserch Exploration, at the following address: Enserch Exploration, Inc., ENSERCH Center, 300 South St. Paul Street, Dallas, Texas 75201, Attention: Treasurer, and, in the case of the Trustee, at the following address: 101 Barclay Street, Floor 21 West, New York, New York 10284, Attention: Corporate Trust Administration or, in each case, at such other address as shall be designated by such party in a written notice to the other parties. Any notice required or permitted to be given to a Certificateholder hereunder shall be mailed by first class mail, postage prepaid, at the address of such Holder as shown in the Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder received such notice. The Trustee shall promptly furnish Enserch Exploration with a copy of each demand, notice or written communication received by the Trustee hereunder from any Certificateholder, the Grantor Trustee or the Indenture Trustee.

          Section 12.04.  Governing Law.  THIS TRUST AGREEMENT AND THE
                          -------------
CERTIFICATES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          Section 12.05.  Severability of Provisions.  If any one or more of the
                          --------------------------
covenants, agreements, provisions, or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or the Trust, or of the Certificates or the rights of the Holders thereof.

          Section 12.06.  Effect of Headings and Table of Contents.  The Article
                          ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 12.07.  Successors and Assigns.  All covenants, agreements,
                          ----------------------
representations and warranties in this Trust Agreement by the Trustee, Enserch Exploration shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

          Section 12.08.  Benefits of Trust Agreement.  Nothing in this Trust
                          ---------------------------
Agreement or in the Certificates, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the Holders of Certificates, any benefit or any legal or equitable right, remedy or claim under this Trust Agreement.

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

          Section 12.09.  Legal Holidays.  In any case where any Distribution
                          --------------
Date or Special Distribution Date relating to any Certificate shall not be a Business Day, then (notwithstanding any other provision of this Trust Agreement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Distribution Date or Special Distribution Date, and no interest shall accrue during the intervening period.

          Section 12.10.  Counterparts.  For the purpose of facilitating the
                          ------------
execution of this Trust Agreement and for other purposes, this Trust Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                                   * * * * *

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

IN WITNESS WHEREOF, Enserch Exploration and the Trustee have caused this Trust Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                  ENSERCH EXPLORATION, INC.

                                  By: /s/ Joseph T. Leary
                                      ---------------------------------
                                      Name: Joseph T. Leary
                                      Title: Vice President
                                             Finance and Treasurer

SEAL

Attest:

/s/ R. L. Jay
----------------------
Name: R. L. Jay
Title: Asst. Corporate Secretary


                                  The Bank of New York, as Trustee

                                  By: /s/ Stephen J. Giurlando
                                      ---------------------------------
                                      Name: Stephen J. Giurlando
                                      Title: Assistant Vice President

SEAL

Attest:

/s/ F. W. Clark
----------------------
Name: F. W. Clark
Title: Vice President

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